UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund:	BlackRock Multi-Sector Income Trust (BIT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2021

Date of reporting period: 10/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Annual Report

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BIT	$1.026569	$ —	$ —	$0.457831		$1.484400	69%	—%	—%	31%	100%

(a)

The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BIT	$0.1237

The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging	BlackRock Multi-Sector Income Trust (BIT)

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2021 ($18.90)(a)	7.85%
Current Monthly Distribution per Common Share(b)	$0.1237
Current Annualized Distribution per Common Share(b)	$1.4844
Leverage as of October 31, 2021(c)	36%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/21	10/31/20	Change	High	Low

Closing Market Price	$18.90	$15.65	20.77%	$19.15	$15.65
Net Asset Value	17.98	17.66	1.81	18.62	17.66

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

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Trust Summary as of October 31, 2021 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Performance

Returns for the period ended October 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	Since Inception	(a)

Trust at NAV(b)(c)	10.55%	8.35%	8.46%
Trust at Market Price(b)(c)	31.13	12.11	8.51

Lipper General Bond Funds at NAV(d)	14.43	7.35	6.67	(e)
Lipper General Bond Funds at Market Price(d)	22.25	9.84	7.31	(e)
Bloomberg U.S. Aggregate Bond Index(f)(g)	(0.48)	3.10	2.89

(a)	The Trust commenced operations on February 27, 2013.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

(e)	The average annual total returns since inception represents the annualized returns for the period from February 28, 2013 to October 31, 2021.
(f)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(g)

The Trust is presenting the performance of a broad-based securities market index (“broad-based index”) to satisfy SEC reporting requirements. The broad-based index is presented only for informational purposes, as the Trust is actively managed and does not seek to track or replicate the performance of the broad-based index or any other index. The Trust changed its reporting benchmark from Lipper General Bond Funds to the Bloomberg U.S. Aggregate Bond Index to satisfy SEC reporting requirements.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Contributors to the Trust’s absolute performance over the reporting period included allocations to both high yield and investment grade corporate bonds. Within securitized assets, holdings of non-agency adjustable-rate mortgage securities (“ARMS”), collateralized mortgage obligations (“CMOs”) and asset-backed securities (“ABS”) added to the Trust’s return. Exposure to U.S. Treasuries and floating rate loan interests also contributed to performance.

On the downside, exposure to emerging market bonds and municipal bonds weighed on the Trust’s return. Within securitized assets, holdings of 30-year fixed-rate pass-through mortgage-backed securities (“MBS”) and agency CMOs detracted.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

Over the period, the Trust’s exposure to 30-year pass-through MBS and high yield corporate credit was increased, while exposure to municipal bonds, emerging market bonds, non-agency ARMS and CMOs was trimmed.

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including U.S. high yield corporate bonds, non-agency ARMS, CMOs, investment grade corporate bonds, emerging market debt, ABS and commercial MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of October 31, 2021 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	10/31/21		10/31/20

Corporate Bonds	55%		53%
U.S. Government Sponsored Agency Securities	13		9
Asset-Backed Securities	7		12
Non-Agency Mortgage-Backed Securities	7		8
Preferred Securities	7		9
Floating Rate Loan Interests	5		4
Short-Term Securities	3		2
Foreign Agency Obligations	3		3
Other*	—	(a)	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	10/31/21		10/31/20

AAA/Aaa(d)	14%		4%
AA/Aa	—	(a)	6
A	3		4
BBB/Baa	16		19
BB/Ba	26		25
B	22		20
CCC/Caa	7		7
CC	4		6
C	2		—
D	—		1
N/R	6	(e)	8

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Schedule of Investments October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Ajax Mortgage Loan Trust, Series 2017-D, Class B, 0.00%, 12/25/57(a)(b)(c)	USD	72	$57,841
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 7.12%, 10/15/28(b)(c)		1,000	1,000,762
Anchorage Capital CLO Ltd.(b)(c)
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.52%, 01/15/30		860	846,849
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.64%, 01/28/31		250	250,123
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.14%, 07/28/28		1,000	1,000,078
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 0.39%, 06/25/36(b)		4,750	3,768,566
Assurant CLO Ltd., Series 2019-5A, Class E, (3 mo. LIBOR US + 7.34%), 7.46%, 01/15/33(b)(c)		250	250,245
Bain Capital Credit CLO Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.30%), 3.42%, 07/19/34(b)(c)		250	250,138
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 0.23%, 11/25/36(b)		1,636	1,616,302
Benefit Street Partners CLO XVIII Ltd., Series 2019- 18A, Class E, (3 mo. LIBOR US + 6.90%), 7.02%, 10/15/32(b)(c)		500	499,731
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class CR, (3 mo. LIBOR US + 2.05%), 2.19%, 07/15/34(b)(c)		250	250,007
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.77%, 01/17/28(b)(c)		250	249,881
Carrington Mortgage Loan Trust(b)
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.12%), 0.21%, 10/25/36		3,408	3,177,408
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.08%), 0.17%, 03/25/35		7,021	6,518,115
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.57%, 07/20/32(b)(c)		500	493,900
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 0.25%, 10/25/36(b)		5,146	4,319,773
CIFC Funding Ltd., Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.10%), 3.22%, 07/15/36(b)(c)		500	499,995
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36(d)		381	325,301
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 3.08%, 10/20/30(b)(c)		250	248,685
Countrywide Asset-Backed Certificates, Series 2006- 26, Class 1A, (1 mo. LIBOR US + 0.14%), 0.23%, 06/25/37(b)		637	608,646
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1 mo. LIBOR US + 0.14%), 0.23%, 01/15/37(b)		633	607,775
Fremont Home Loan Trust(b)
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.32%), 0.41%, 05/25/36		4,531	3,383,983
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 0.24%, 11/25/36		6,763	3,249,111
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (3 mo. LIBOR US + 5.25%), 5.38%, 04/20/31(b)(c)		500	487,661
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 0.26%, 04/25/37(b)		3,993	3,278,892

Security		Par (000)		Value

Asset-Backed Securities (continued)
HPS Loan Management Ltd., Series 8A-2016, Class ER, (3 mo. LIBOR US + 5.50%), 5.63%, 07/20/30(b)(c)	USD	1,000		$953,446
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 7.66%, 01/20/33(b)(c)		500		500,797
Long Beach Mortgage Loan Trust(b)
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 11/25/36		10,084		4,334,558
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 08/25/36		5,510		2,920,205
Madison Park Funding X Ltd.(b)(c)
Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.38%, 01/20/29		750		750,146
Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.53%, 01/20/29		1,500		1,496,274
Mastr Asset-Backed Securities Trust, Series 2006- HE2, Class A3, (1 mo. LIBOR US + 0.30%), 0.39%, 06/25/36(b)		8,034		4,232,073
Neuberger Berman CLO Ltd., Series 2015-20A, (3 mo. LIBOR US + 6.50%), 6.62%, 07/15/34(b)(c)		710		713,529
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class CR, (3 mo. LIBOR US + 1.80%), 1.93%, 07/20/31(b)(c)		400		398,867
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 5.33%, 10/20/27(b)(c)		1,000		998,813
Octagon Investment Partners 31 LLC, Series 2017- 1A, Class E, (3 mo. LIBOR US + 6.30%), 6.43%, 07/20/30(b)(c)		500		495,250
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3 mo. LIBOR US + 2.75%), 2.88%, 01/22/30(b)(c)		500		495,000
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 5.67%, 01/20/31(b)(c)		250		233,860
Palmer Square Loan Funding Ltd.(b)(c)
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 4.38%, 01/20/27		500		499,531
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.38%, 04/20/27		250		250,087
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 2.23%, 08/20/27		750		751,100
Regional Management Issuance, 3.88%, 10/17/33		1,110		1,110,000
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37(d)		3,794		2,182,735
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 2.97%, 10/15/29(b)(c)		500		500,001
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 0.49%, 09/25/47(b)		4,731		4,628,467
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, (a)		—	(e)	1,604,981
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.17%, 04/15/33(b)(c)		250		250,722
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 2.65%), 2.78%, 10/20/28(b)(c)		1,500		1,502,280
TRESTLES CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 3.02%, 04/25/32(b)(c)		250		249,075
Unique Pub Finance Co. PLC(f)
Series M, 7.40%, 03/28/24	GBP	2,714		3,901,152
Series N, 6.46%, 03/30/32		50		82,133

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
WaMu Asset-Backed Certificates Trust, Series 2007- HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 0.33%, 05/25/37(b)	USD	6,757	$6,366,956
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 5.78%, 01/22/31(b)(c)		250	244,102

Total Asset-Backed Securities — 11.8% (Cost: $74,216,985)			79,885,908

		Shares

Common Stocks

Aerospace & Defense — 0.3%
Raytheon Technologies Corp.		25,650	2,279,259

Building Products — 0.2%
Carrier Global Corp.		25,650	1,339,699

Diversified Telecommunication Services — 0.0%
Liberty Global PLC, Class A(g)		247	7,099

Machinery — 0.2%
Otis Worldwide Corp.		12,825	1,029,976

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co.		6,342	217,657

Total Common Stocks — 0.7% (Cost: $3,002,941)			4,873,690

		Par (000)

Corporate Bonds

Aerospace & Defense — 2.6%
Amsted Industries, Inc., 5.63%, 07/01/27(c)	USD	185	192,400
Bombardier, Inc.(c)
7.50%, 12/01/24		263	273,849
7.50%, 03/15/25(h)		44	45,155
7.13%, 06/15/26		817	856,829
7.88%, 04/15/27(h)		522	542,541
6.00%, 02/15/28		492	496,305
7.45%, 05/01/34		100	122,000
BWX Technologies, Inc.(c)
4.13%, 06/30/28		22	22,275
4.13%, 04/15/29		221	224,260
Embraer Netherlands Finance BV, 6.95%, 01/17/28(c)		269	298,052
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)		464	470,960
Howmet Aerospace, Inc., 5.13%, 10/01/24		2	2,192
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)(h)		448	463,120
Lockheed Martin Corp., 4.09%, 09/15/52(h)		451	565,576
Raytheon Technologies Corp., 3.75%, 11/01/46(h)		700	791,625
Rolls-Royce PLC, 5.75%, 10/15/27(c)(h)		1,145	1,267,000
Spirit AeroSystems, Inc., 5.50%, 01/15/25(c)		236	245,735
TransDigm, Inc.
8.00%, 12/15/25(c)(h)		825	877,594
6.25%, 03/15/26(c)(h)		6,999	7,305,206
6.38%, 06/15/26		113	116,814

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
7.50%, 03/15/27	USD	134	$140,532
4.63%, 01/15/29		347	344,831
4.88%, 05/01/29		382	383,120
Triumph Group, Inc., 8.88%, 06/01/24(c)(h)		1,055	1,212,762

			17,260,733

Airlines — 2.0%
Air Canada, 3.88%, 08/15/26(c)		401	406,012
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24(h)		456	464,564
American Airlines, Inc., 11.75%, 07/15/25(c)		300	371,625
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(c)
5.50%, 04/20/26		976	1,024,044
5.75%, 04/20/29		1,017	1,095,033
Avianca Holdings SA, Series IAI, (10.00% Cash or 12.00% PIK), 9.00%, 03/31/22(c)(i)		295	295,389
Azul Investments LLP
5.88%, 10/26/24(f)		200	185,163
7.25%, 06/15/26(c)		230	213,224
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 10/19/23		16	15,676
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(c)		175	194,325
Deutsche Lufthansa AG(f)
2.00%, 07/14/24	EUR	100	115,915
3.75%, 02/11/28		100	119,299
3.50%, 07/14/29		100	116,912
Gol Finance SA, 8.00%, 06/30/26(c)	USD	637	619,801
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(c)		317	332,850
International Consolidated Airlines Group SA(f)
2.75%, 03/25/25	EUR	100	115,151
3.75%, 03/25/29		100	114,812
Latam Finance Ltd., 6.88%, 04/11/24(c)(g)(j)	USD	737	665,281
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)(h)		860	935,990
United Airlines Pass-Through Trust
Series 2015-1, Class A, 3.70%, 06/01/24(h)		3,570	3,652,368
Series 2020-1, Class A, 5.88%, 04/15/29(h)		1,042	1,166,214
Series 2020-1, Class B, 4.88%, 07/15/27		54	56,937
United Airlines, Inc.(c)
4.38%, 04/15/26(h)		588	608,268
4.63%, 04/15/29		531	547,450

			13,432,303

Auto Components — 1.1%
Aptiv PLC(h)
4.25%, 01/15/26		400	440,413
4.40%, 10/01/46		280	337,599
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26(f)	EUR	101	119,403
6.25%, 05/15/26(c)(h)	USD	1,403	1,467,889
8.50%, 05/15/27(c)(h)		2,965	3,149,631
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)		436	453,440
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(c)		142	140,047
Faurecia SE, 3.75%, 06/15/28(f)	EUR	100	119,765
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(c)	USD	167	176,185
5.25%, 07/15/31(c)		407	433,129

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
Goodyear Tire & Rubber Co. (continued)
5.63%, 04/30/33	USD	409	$439,675
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27(f)(i)	EUR	100	118,364
ZF Finance GmbH(f)
3.00%, 09/21/25		100	121,027
2.00%, 05/06/27		100	115,600

			7,632,167

Automobiles — 1.8%
Allison Transmission, Inc.(c)
5.88%, 06/01/29	USD	306	329,332
3.75%, 01/30/31		375	360,469
Asbury Automotive Group, Inc.
4.50%, 03/01/28		168	170,940
4.75%, 03/01/30		164	167,280
Carvana Co.(c)
5.50%, 04/15/27		371	373,782
4.88%, 09/01/29		286	276,705
Constellation Automotive Financing PLC, 4.88%, 07/15/27(f)	GBP	100	131,723
Ford Motor Co., 0.00%, 03/15/26(c)(k)(l)	USD	282	333,574
Ford Motor Credit Co. LLC
5.13%, 06/16/25(h)		397	430,745
3.38%, 11/13/25		200	205,500
4.39%, 01/08/26(h)		1,250	1,337,500
2.70%, 08/10/26		376	375,564
4.27%, 01/09/27		214	227,116
4.13%, 08/17/27		320	339,600
3.82%, 11/02/27		200	207,500
2.90%, 02/16/28		376	372,710
4.00%, 11/13/30(h)		937	977,994
General Motors Co., 6.25%, 10/02/43(h)		2,194	2,993,530
General Motors Financial Co., Inc., 4.25%, 05/15/23(h)		326	342,435
Group 1 Automotive, Inc., 4.00%, 08/15/28(c)		59	59,012
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(f)	EUR	100	114,952
Ken Garff Automotive LLC, 4.88%, 09/15/28(c)	USD	156	157,950
LCM Investments Holdings II LLC, 4.88%, 05/01/29(c)		373	383,004
Lithia Motors, Inc., 3.88%, 06/01/29(c)		167	173,054
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(c)		184	177,008
Penske Automotive Group, Inc.
3.50%, 09/01/25		104	106,860
3.75%, 06/15/29		87	86,522
Renault SA, 2.38%, 05/25/26(f)	EUR	100	117,173
Sonic Automotive, Inc.(c)
4.63%, 11/15/29	USD	121	121,351
4.88%, 11/15/31		121	121,000
TML Holdings Pte Ltd., 4.35%, 06/09/26(f)		200	202,813
Wabash National Corp., 4.50%, 10/15/28(c)		281	273,197

			12,047,895

Banks — 1.6%
American Finance Trust, Inc./American Finance Operating Partner LP, 4.50%, 09/30/28(c)		84	84,000
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25(f)	EUR	100	116,655

Security		Par (000)	Value

Banks (continued)
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(b)(h)(m)	USD	2,000	$2,150,520
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(b)(f)	EUR	100	115,448
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(b)(c)	USD	161	163,093
Banco Industrial SA, (5 year CMT + 4.44%), 4.88%, 01/29/31(b)(c)		205	204,910
Bangkok Bank PCL(b)(f)
(5 year CMT + 1.90%), 3.73%, 09/25/34		245	248,797
(5 year CMT + 4.73%), 5.00%		205	211,701
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(b)(c)		407	410,052
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(b)(f)(m)		250	261,016
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25(f)		200	202,085
BBK BSC, 5.50%, 07/09/24(f)		289	294,744
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(b)(f)(m)		250	257,234
Commerzbank AG, (5 year EUR Swap + 6.36%), 6.13%(b)(f)(m)	EUR	200	250,214
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(b)(f)(m)	USD	250	264,141
Intesa Sanpaolo SpA
5.02%, 06/26/24(c)(h)		2,888	3,097,212
(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(b)(f)	EUR	100	128,023
NBK Tier 1 Financing Ltd., (6 year USD Swap + 2.88%), 3.63%(b)(c)(m)	USD	556	553,046
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(b)(c)(h)		500	546,353
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25%(b)(m)		1,000	1,003,000
Wells Fargo & Co., (5 year CMT + 3.45%), 3.90%(b)(m)		465	473,719

			11,035,963

Beverages — 1.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28(c)		200	200,750
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(h)		2,160	2,754,913
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(h)(i)		1,216	1,273,760
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(c)(h)		1,346	1,338,462
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(c)
4.13%, 08/15/26		510	520,215
4.75%, 07/15/27	GBP	100	138,240
Ball Corp.
5.25%, 07/01/25	USD	44	49,053
2.88%, 08/15/30		46	44,217
3.13%, 09/15/31		529	514,452
Canpack SA/Canpack US LLC, 3.13%, 11/01/25(c)		211	212,517
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		45	55,350
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)(h)		1,030	1,032,266

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages (continued)
OI European Group BV, 2.88%, 02/15/25(f)	EUR	100	$116,030
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	71	72,154
Trivium Packaging Finance BV(c)(h)
5.50%, 08/15/26		1,189	1,235,050
8.50%, 08/15/27		1,924	2,029,070

			11,586,499

Biotechnology — 0.2%
Cidron Aida Finco Sarl, 5.00%, 04/01/28(f)	EUR	100	113,451
Emergent BioSolutions, Inc., 3.88%, 08/15/28(c)	USD	140	134,400
Gilead Sciences, Inc., 4.75%, 03/01/46(h)		700	894,097

			1,141,948

Building Materials(c) — 0.7%
Cemex SAB de CV, 3.88%, 07/11/31		235	234,835
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(h)		653	677,487
CP Atlas Buyer, Inc., 7.00%, 12/01/28		453	438,277
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(h)		437	465,733
Jeld-Wen, Inc., 6.25%, 05/15/25		189	199,159
Masonite International Corp.
3.50%, 02/15/30		273	266,432
Class C, 5.38%, 02/01/28		161	169,050
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		103	103,915
9.75%, 07/15/28		48	51,480
Patrick Industries, Inc., 4.75%, 05/01/29		81	80,393
SRM Escrow Issuer LLC, 6.00%, 11/01/28		620	644,800
Standard Industries, Inc.
5.00%, 02/15/27		48	49,260
4.75%, 01/15/28		68	70,125
4.38%, 07/15/30(h)		718	718,000
3.38%, 01/15/31(h)		376	348,654
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		227	237,782
Victors Merger Corp., 6.38%, 05/15/29		202	189,880

			4,945,262

Building Products — 0.6%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(c)		310	322,400
Beacon Roofing Supply, Inc., 4.13%, 05/15/29(c)		128	125,920
Foundation Building Materials, Inc., 6.00%, 03/01/29(c)(h)		247	239,128
GYP Holdings III Corp., 4.63%, 05/01/29(c)		300	296,250
LBM Acquisition LLC, 6.25%, 01/15/29(c)		617	599,168
Lowe’s Cos., Inc., 4.65%, 04/15/42(h)		400	494,595
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(c)		329	342,571
SRS Distribution, Inc.(c)
4.63%, 07/01/28		556	568,399
6.13%, 07/01/29		441	453,679
White Cap Buyer LLC, 6.88%, 10/15/28(c)(h)		540	557,550
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(c)(i)		268	270,967

			4,270,627

Capital Markets — 0.8%
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(b)(m)		1,060	1,075,900

Security		Par (000)	Value

Capital Markets (continued)
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(c)	USD	273	$283,920
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26		498	521,655
5.25%, 05/15/27(h)		723	751,920
4.38%, 02/01/29		261	262,154
Intercorp Peru Ltd., 3.88%, 08/15/29(c)		470	456,711
NFP Corp.(c)
4.88%, 08/15/28		554	562,310
6.88%, 08/15/28(h)		647	657,315
Raymond James Financial, Inc., 4.95%, 07/15/46(h)		400	525,564
XP, Inc., 3.25%, 07/01/26(c)		335	319,883

			5,417,332

Chemicals — 2.0%
Ashland LLC, 3.38%, 09/01/31(c)		448	442,400
Axalta Coating Systems LLC, 3.38%, 02/15/29(c)		445	423,822
Braskem Idesa SAPI, 6.99%, 02/20/32(c)		305	311,954
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(b)(c)		537	599,527
Chemours Co., 4.00%, 05/15/26	EUR	200	233,242
Diamond (BC) BV, 4.63%, 10/01/29(c)	USD	336	338,352
Element Solutions, Inc., 3.88%, 09/01/28(c)(h)		1,693	1,691,442
Equate Petrochemical BV, 2.63%, 04/28/28(c)		200	199,313
EverArc Escrow Sarl, 5.00%, 10/30/29(c)		681	681,000
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		199	203,776
HB Fuller Co., 4.25%, 10/15/28		125	126,719
Herens Holdco Sarl, 4.75%, 05/15/28(c)		471	467,256
Herens Midco Sarl, 5.25%, 05/15/29(f)	EUR	100	107,637
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)	USD	266	287,280
Ingevity Corp., 3.88%, 11/01/28(c)		105	103,157
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(c)		144	144,114
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		218	224,527
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(f)	EUR	100	116,816
Nobian Finance BV, 3.63%, 07/15/26(f)		100	111,843
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	USD	80	83,260
OCP SA, 3.75%, 06/23/31(c)		280	274,400
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48(c)(h)		526	615,025
Sasol Financing USA LLC
4.38%, 09/18/26		200	203,000
6.50%, 09/27/28		290	321,175
5.50%, 03/18/31		320	328,000
SCIH Salt Holdings, Inc.(c)
4.88%, 05/01/28		147	143,693
6.63%, 05/01/29(h)		229	215,546
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(c)(n)		305	307,480
Scotts Miracle-Gro Co.(c)
4.00%, 04/01/31		334	331,278
4.38%, 02/01/32		34	34,172
Sherwin-Williams Co., 4.50%, 06/01/47(h)		310	387,968
SPCM SA, 3.13%, 03/15/27(c)		200	197,750
Valvoline, Inc., 3.63%, 06/15/31(c)		2	1,950
Vedanta Resources Finance II PLC, 9.25%, 04/23/26(f)		282	269,310
WESCO Distribution, Inc.(c)(h)
7.13%, 06/15/25		830	879,800

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
WESCO Distribution, Inc.(c)(h) (continued)
7.25%, 06/15/28	USD	547	$603,292
WR Grace & Co-Conn, 5.63%, 10/01/24(c)(h)		300	321,750
WR Grace Holdings LLC, 5.63%, 08/15/29(c)(n)		1,205	1,215,544

			13,548,570

Commercial Services & Supplies — 0.9%
ADT Security Corp.
4.13%, 06/15/23		16	16,657
4.88%, 07/15/32(c)(h)		445	445,022
Albion Financing 1 SARL / Aggreko Holdings, Inc.
5.25%, 10/15/26(f)	EUR	100	116,042
6.13%, 10/15/26(c)	USD	222	224,022
APX Group, Inc., 5.75%, 07/15/29(c)		342	339,007
ASGN, Inc., 4.63%, 05/15/28(c)		120	123,900
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(c)		135	142,088
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(f)	EUR	100	115,334
DAE Funding LLC, 3.38%, 03/20/28(c)	USD	490	499,187
EC Finance PLC, 3.00%, 10/15/26(f)	EUR	200	233,512
Fortress Transportation & Infrastructure Investors LLC(c)
6.50%, 10/01/25	USD	97	99,818
5.50%, 05/01/28		396	396,990
Herc Holdings, Inc., 5.50%, 07/15/27(c)		455	474,337
Intertrust Group BV, 3.38%, 11/15/25(f)	EUR	100	116,178
Metis Merger Sub LLC, 6.50%, 05/15/29(c)	USD	273	270,270
NESCO Holdings II, Inc., 5.50%, 04/15/29(c)		305	308,813
Prime Security Services Borrower LLC/Prime Finance, Inc.(c)
5.25%, 04/15/24		178	189,348
5.75%, 04/15/26(h)		416	444,974
3.38%, 08/31/27		74	70,884
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)(h)		157	159,748
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(c)		464	474,440
United Rentals North America, Inc.
5.50%, 05/15/27		345	361,601
5.25%, 01/15/30		170	184,025
Verisure Holding AB, 3.25%, 02/15/27(f)	EUR	100	115,169

			5,921,366

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(c)(h)	USD	725	754,217
CommScope Technologies LLC, 5.00%, 03/15/27(c)(h)		159	147,526
CommScope, Inc.(c)
6.00%, 03/01/26		103	106,090
8.25%, 03/01/27		487	496,224
7.13%, 07/01/28		391	385,624
4.75%, 09/01/29		598	586,758
Nokia OYJ(h)
3.38%, 06/12/22		126	127,733
4.38%, 06/12/27		177	190,275
ViaSat, Inc.(c)(h)
5.63%, 04/15/27		231	240,240
6.50%, 07/15/28		832	873,600
Viavi Solutions, Inc., 3.75%, 10/01/29(c)		373	370,314

			4,278,601

Security		Par (000)	Value

Construction Materials(c) — 0.3%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28(h)	USD	444	$450,105
3.88%, 11/15/29		60	59,025
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		139	137,610
H&E Equipment Services, Inc., 3.88%, 12/15/28		76	75,430
IAA, Inc., 5.50%, 06/15/27		443	460,166
Thor Industries, Inc., 4.00%, 10/15/29		215	212,915
Williams Scotsman International, Inc., 4.63%, 08/15/28		316	326,665
Winnebago Industries, Inc., 6.25%, 07/15/28		176	190,300

			1,912,216

Consumer Discretionary — 1.4%
APi Escrow Corp., 4.75%, 10/15/29(c)		128	130,240
APi Group DE, Inc., 4.13%, 07/15/29(c)		168	167,160
Carnival Corp.
10.13%, 02/01/26(f)	EUR	100	132,362
10.50%, 02/01/26(c)(h)	USD	846	983,052
5.75%, 03/01/27(c)(h)		788	801,790
9.88%, 08/01/27(c)		488	561,810
4.00%, 08/01/28(c)		1,258	1,258,000
6.00%, 05/01/29(c)(n)		694	693,566
CoreLogic, Inc., 4.50%, 05/01/28(c)		627	619,520
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(c)		114	115,710
Life Time, Inc.(c)
5.75%, 01/15/26		329	337,758
8.00%, 04/15/26		223	234,150
NCL Corp. Ltd., 5.88%, 03/15/26(c)		303	303,757
NCL Finance Ltd., 6.13%, 03/15/28(c)		648	653,670
Nielsen Finance LLC/Nielsen Finance Co.(c)
5.63%, 10/01/28		633	658,152
5.88%, 10/01/30		242	253,326
4.75%, 07/15/31		71	69,197
Royal Caribbean Cruises Ltd.(c)
10.88%, 06/01/23		114	127,538
9.13%, 06/15/23		195	211,727
11.50%, 06/01/25		154	175,271
5.50%, 08/31/26		145	147,719
5.50%, 04/01/28(h)		496	504,680
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(c)		233	231,252

			9,371,407

Consumer Finance — 1.5%
American Express Co., (5 year CMT + 2.85%), 3.55%(b)(m)		940	944,700
HealthEquity, Inc., 4.50%, 10/01/29(c)		514	519,782
Iron Mountain UK PLC, 3.88%, 11/15/25(f)	GBP	100	137,676
MoneyGram International, Inc., 5.38%, 08/01/26(c)	USD	135	135,338
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(c)		415	412,109
Muthoot Finance Ltd.
6.13%, 10/31/22(c)		481	492,664
4.40%, 09/02/23(f)		200	203,062
Navient Corp.
7.25%, 09/25/23(h)		153	166,579
6.13%, 03/25/24		105	112,350
5.88%, 10/25/24		76	81,218
6.75%, 06/15/26		40	44,150
5.00%, 03/15/27		335	341,610
OneMain Finance Corp.
6.13%, 05/15/22		85	86,913

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
OneMain Finance Corp. (continued)
6.88%, 03/15/25	USD	263	$293,574
7.13%, 03/15/26		295	334,825
3.50%, 01/15/27		389	380,247
6.63%, 01/15/28		262	294,095
5.38%, 11/15/29		39	41,633
Sabre GLBL, Inc.(c)
9.25%, 04/15/25		311	359,410
7.38%, 09/01/25		336	357,000
Shift4 Payments Inc., 0.00%, 12/15/25(c)(k)(l)		446	483,642
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(c)		451	467,349
SLM Corp., 3.13%, 11/02/26		221	219,066
Square, Inc., 3.50%, 06/01/31(c)(h)		793	812,825
Verscend Escrow Corp., 9.75%, 08/15/26(c)(h)		1,936	2,050,824

			9,772,641

Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		513	546,668
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		258	265,817
Graphic Packaging International LLC(c)
4.75%, 07/15/27		104	111,930
3.50%, 03/15/28		22	22,165
3.50%, 03/01/29		78	77,220
Intertape Polymer Group, Inc., 4.38%, 06/15/29(c)		171	171,428
Klabin Austria GmbH, 3.20%, 01/12/31(c)		315	288,619
LABL, Inc., 5.88%, 11/01/28(c)		332	333,975
Sealed Air Corp.(c)
5.13%, 12/01/24		54	58,185
4.00%, 12/01/27		92	96,140
6.88%, 07/15/33		44	56,430
Suzano Austria GmbH, 3.75%, 01/15/31		200	199,500

			2,228,077

Diversified Consumer Services — 1.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(h)
6.63%, 07/15/26		2,705	2,841,954
9.75%, 07/15/27		985	1,058,875
6.00%, 06/01/29		655	644,608
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.63%, 06/01/28(f)	EUR	100	113,288
4.63%, 06/01/28(c)(h)	USD	900	892,728
4.63%, 06/01/28(c)		710	703,575
Ascend Learning LLC, 6.88%, 08/01/25(c)(h)		1,197	1,217,947
Clarivate Science Holdings Corp.(c)
3.88%, 07/01/28		500	494,375
4.88%, 07/01/29(h)		745	741,796
Garda World Security Corp.(c)
4.63%, 02/15/27		394	391,045
9.50%, 11/01/27(h)		204	219,810
Graham Holdings Co., 5.75%, 06/01/26(c)		135	140,630
Rekeep SpA, 7.25%, 02/01/26(f)	EUR	100	123,276
Service Corp. International
5.13%, 06/01/29	USD	107	115,533
3.38%, 08/15/30		341	335,885

Security		Par (000)	Value

Diversified Consumer Services (continued)
Service Corp. International (continued)
4.00%, 05/15/31	USD	484	$494,890
Sotheby’s, 7.38%, 10/15/27(c)		537	565,864

			11,096,079

Diversified Financial Services — 1.9%
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 05/01/28(c)		514	506,290
Alfa SAB de CV, 6.88%, 03/25/44(f)		239	312,791
Arrow Global Finance PLC, 5.13%, 09/15/24(f)	GBP	100	136,855
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)	USD	262	257,087
Barclays PLC, 5.20%, 05/12/26		200	225,900
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(b)(c)(m)		1,750	1,758,750
Castlelake Aviation Finance DAC, 5.00%, 04/15/27(c)		95	94,733
Central Garden & Pet Co.
4.13%, 10/15/30		240	241,788
4.13%, 04/30/31(c)		249	249,000
Citigroup, Inc.(b)(m)
(5 year CMT + 3.42%), 3.88%(h)		2,000	2,017,500
Series W, (5 year CMT + 3.60%), 4.00%		200	204,250
Series Y, (5 year CMT + 3.00%), 4.15%		630	632,205
Coinbase Global, Inc.(c)
3.38%, 10/01/28		97	93,605
3.63%, 10/01/31		46	43,815
doValue SpA, 3.38%, 07/31/26(f)	EUR	100	116,178
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(f)	GBP	100	141,816
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(c)(i)	USD	275	266,358
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(b)(h)(m)		900	947,250
HSBC Holdings PLC
4.38%, 11/23/26(h)		370	406,823
(5 year CMT + 3.25%), 4.70%(b)(h)(m)		465	462,721
(5 year CMT + 3.65%), 4.60%(b)(m)		200	198,726
Intrum AB, 3.00%, 09/15/27(f)	EUR	100	111,793
ION Trading Technologies Sarl, 5.75%, 05/15/28(c)	USD	246	252,150
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(c)		415	420,627
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c)
4.25%, 02/01/27(h)		408	410,036
4.75%, 06/15/29		174	175,305
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(b)(h)(m)		515	588,516
Manappuram Finance Ltd., 5.90%, 01/13/23(f)		200	204,563
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(c)		501	492,483
Shriram Transport Finance Co. Ltd.(f)
5.95%, 10/24/22		320	325,440
5.10%, 07/16/23		200	203,063
Spectrum Brands, Inc.(c)
5.00%, 10/01/29		153	163,328
5.50%, 07/15/30		198	213,840
3.88%, 03/15/31		59	57,820

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
UBS Group AG, (5 year CMT + 3.31%), 4.38%(b)(c)(m)	USD	210	$208,583
WASH Multifamily Acquisition, Inc., 5.75%, 04/15/26(c)		8	8,270

			13,150,258

Diversified Telecommunication Services — 3.3%
AT&T, Inc.(h)
4.65%, 06/01/44		111	131,533
4.85%, 07/15/45		389	475,951
4.75%, 05/15/46		2,545	3,097,011
Axtel SAB de CV, 6.38%, 11/14/24(c)		454	468,131
Cincinnati Bell, Inc.(c)
7.00%, 07/15/24(h)		191	194,342
8.00%, 10/15/25		85	88,526
Consolidated Communications, Inc., 6.50%, 10/01/28(c)(h)		840	894,508
Level 3 Financing, Inc.
5.38%, 05/01/25		146	149,431
4.63%, 09/15/27(c)		127	130,175
4.25%, 07/01/28(c)(h)		451	445,877
3.75%, 07/15/29(c)		235	222,075
Lumen Technologies, Inc.
5.13%, 12/15/26(c)(h)		639	653,844
4.00%, 02/15/27(c)		456	458,280
4.50%, 01/15/29(c)(h)		635	613,569
5.38%, 06/15/29(c)		582	584,182
Series P, 7.60%, 09/15/39		140	154,468
Series U, 7.65%, 03/15/42		386	424,600
Series W, 6.75%, 12/01/23(h)		620	680,456
Series Y, 7.50%, 04/01/24(h)		715	784,712
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(i)		383	344,413
SoftBank Group Corp.(f)
4.50%, 04/20/25	EUR	100	121,408
2.88%, 01/06/27		100	112,123
Sprint Capital Corp.(h)
6.88%, 11/15/28	USD	1,689	2,135,639
8.75%, 03/15/32		837	1,252,780
Switch Ltd.(c)
3.75%, 09/15/28		399	397,005
4.13%, 06/15/29		725	728,625
Telecom Italia Capital SA
6.38%, 11/15/33		191	219,117
6.00%, 09/30/34(h)		569	633,012
7.20%, 07/18/36		137	166,455
7.72%, 06/04/38		71	90,525
Telecom Italia SpA
4.00%, 04/11/24(f)	EUR	100	122,495
5.30%, 05/30/24(c)(h)	USD	202	215,130
2.75%, 04/15/25(f)	EUR	100	120,132
1.63%, 01/18/29(f)		100	109,675
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(c)	USD	185	182,687
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(c)		449	450,758
Verizon Communications, Inc., 3.70%, 03/22/61(h)		1,250	1,358,564

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc.(c)(h)
4.00%, 03/01/27	USD	1,123	$1,090,714
6.13%, 03/01/28		1,590	1,551,896

			22,054,824

Electric Utilities — 1.2%
Duke Energy Corp., 4.80%, 12/15/45(h)		1,500	1,882,140
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)		309	300,271
Enel Finance International NV, 3.63%, 05/25/27(c)(h)		1,250	1,364,401
FirstEnergy Corp.
2.65%, 03/01/30		210	206,634
Series B, 4.40%, 07/15/27		173	187,690
Series B, 2.25%, 09/01/30		27	25,962
Series C, 7.38%, 11/15/31		43	58,579
Series C, 5.35%, 07/15/47(h)		661	802,147
Series C, 3.40%, 03/01/50		708	702,336
FirstEnergy Transmission LLC(c)
5.45%, 07/15/44		475	601,066
4.55%, 04/01/49		206	240,784
NextEra Energy Operating Partners LP(c)
4.25%, 07/15/24		205	217,033
4.25%, 09/15/24		11	11,577
Oryx Funding Ltd., 5.80%, 02/03/31(c)		200	212,000
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(h)		750	1,036,733

			7,849,353

Electrical Equipment(c) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		490	506,538
GrafTech Finance, Inc., 4.63%, 12/15/28		176	177,760

			684,298

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29		404	409,656
Corning, Inc., 4.38%, 11/15/57(h)		1,915	2,342,001
Energizer Holdings, Inc., 4.38%, 03/31/29(c)		24	22,998
Imola Merger Corp., 4.75%, 05/15/29(c)(h)		785	806,548
Vertiv Group Corp., 4.13%, 11/15/28(c)		743	738,356
Xerox Corp., 4.80%, 03/01/35		240	239,400

			4,558,959

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.(c)
6.88%, 04/01/27		202	210,585
6.25%, 04/01/28(h)		1,057	1,093,995
ChampionX Corp., 6.38%, 05/01/26		135	141,244
USA Compression Partners LP/USA Compression Finance Corp.(h)
6.88%, 04/01/26		262	270,842
6.88%, 09/01/27		900	934,875
Vallourec SA, 8.50%, 06/30/26(f)	EUR	32	38,287
Weatherford International Ltd., 6.50%, 09/15/28(c)	USD	17	17,956

			2,707,784

Environmental, Maintenance, & Security Service — 0.6%
Clean Harbors, Inc.(c)(h)
4.88%, 07/15/27		297	309,251

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance, & Security Service (continued)
Clean Harbors, Inc.(c)(h) (continued)
5.13%, 07/15/29	USD	205	$221,913
Covanta Holding Corp., 5.00%, 09/01/30		179	178,105
GFL Environmental, Inc.(c)
3.75%, 08/01/25		346	356,017
5.13%, 12/15/26		386	403,370
4.00%, 08/01/28		535	521,625
3.50%, 09/01/28		259	257,705
4.75%, 06/15/29		421	424,677
4.38%, 08/15/29		173	171,343
Stericycle, Inc., 3.88%, 01/15/29(c)		210	206,850
Tervita Corp., 11.00%, 12/01/25(c)		147	169,057
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		672	665,280

			3,885,193

Equity Real Estate Investment Trusts (REITs) — 1.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27(c)		227	221,325
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28(c)		208	211,120
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(c)		183	180,868
Iron Mountain, Inc.(c)
5.25%, 07/15/30		366	382,181
5.63%, 07/15/32(h)		566	602,790
LMIRT Capital Pte Ltd., 7.25%, 06/19/24(f)		232	239,902
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(h)		1,312	1,423,321
4.50%, 09/01/26(h)		665	721,359
5.75%, 02/01/27		32	36,480
4.50%, 01/15/28		402	435,165
3.88%, 02/15/29(c)		402	425,726
MPT Operating Partnership LP/MPT Finance Corp.(h)
5.00%, 10/15/27		68	71,583
4.63%, 08/01/29		462	488,565
3.50%, 03/15/31		1,300	1,309,880
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27(h)		971	990,420
4.50%, 02/15/29(c)		227	224,730
RLJ Lodging Trust LP(c)
3.75%, 07/01/26		173	174,730
4.00%, 09/15/29		124	123,758
Starwood Property Trust, Inc., 5.00%, 12/15/21(h)		116	116,145
Trust Fibra Uno
5.25%, 01/30/26(c)		235	256,811
6.95%, 01/30/44(f)		476	577,537

			9,214,396

Food & Staples Retailing — 2.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25		15	15,216
3.25%, 03/15/26(c)(h)		756	768,285
7.50%, 03/15/26(c)(h)		127	136,843
4.63%, 01/15/27(c)(h)		972	1,017,247
5.88%, 02/15/28(c)		377	400,562
4.88%, 02/15/30(c)		182	195,077

Security		Par (000)	Value

Food & Staples Retailing (continued)
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(f)	GBP	100	$130,861
BRF GmbH, 4.35%, 09/29/26(f)	USD	200	201,975
Casino Guichard Perrachon SA, 5.25%, 04/15/27(f)	EUR	100	109,618
Cydsa SAB de CV, 6.25%, 10/04/27(c)(h)	USD	914	927,824
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24(f)		200	202,475
Kraft Heinz Foods Co.
4.25%, 03/01/31(h)		963	1,087,636
5.00%, 07/15/35		165	202,878
6.88%, 01/26/39		306	448,190
4.63%, 10/01/39		138	160,690
6.50%, 02/09/40		205	292,572
5.00%, 06/04/42		163	201,467
5.20%, 07/15/45		356	452,776
4.38%, 06/01/46(h)		529	617,501
4.88%, 10/01/49(h)		1,182	1,463,677
5.50%, 06/01/50(h)		1,584	2,122,286
Lamb Weston Holdings, Inc.(c)
4.88%, 05/15/28		289	310,129
4.13%, 01/31/30(n)		212	212,201
4.38%, 01/31/32(n)		205	205,303
Ocado Group PLC, 3.88%, 10/08/26(f)	GBP	100	133,607
Performance Food Group, Inc., 4.25%, 08/01/29(c)	USD	431	431,000
Post Holdings, Inc.(c)
5.75%, 03/01/27		120	124,500
5.63%, 01/15/28		86	89,758
5.50%, 12/15/29		152	161,690
4.63%, 04/15/30		224	225,120
4.50%, 09/15/31		177	173,448
Premier Foods Finance PLC, 3.50%, 10/15/26(f)	GBP	100	134,233
US Foods, Inc., 4.75%, 02/15/29(c)	USD	384	388,520

			13,745,165

Food Products(c) — 0.8%
Aramark Services, Inc.
5.00%, 04/01/25		347	355,241
5.00%, 02/01/28(h)		828	846,630
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25(h)		656	681,420
4.63%, 11/15/28		311	317,998
Frigorifico Concepcion SA, 7.70%, 07/21/28		200	203,375
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28		290	312,167
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
6.50%, 04/15/29(h)		734	811,987
3.75%, 12/01/31		452	462,735
MHP Lux SA, 6.25%, 09/19/29(h)		400	406,325
Pilgrim’s Pride Corp., 3.50%, 03/01/32		659	660,648
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29		364	367,640

			5,426,166

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(c)		170	174,250

Health Care Equipment & Supplies(c) — 0.4%
Avantor Funding, Inc.
4.63%, 07/15/28(h)		1,195	1,239,753

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Avantor Funding, Inc. (continued)
3.88%, 11/01/29	USD	252	$251,919
Hologic, Inc., 3.25%, 02/15/29		112	111,090
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(h)		1,304	1,388,760

			2,991,522

Health Care Providers & Services — 4.4%
180 Medical, Inc., 3.88%, 10/15/29(c)		200	201,128
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(c)		180	183,600
AdaptHealth LLC(c)
6.13%, 08/01/28		97	102,699
4.63%, 08/01/29		37	36,584
5.13%, 03/01/30		64	64,320
AHP Health Partners, Inc., 5.75%, 07/15/29(c)		375	376,875
Anthem, Inc., 2.75%, 10/15/42(k)		163	1,003,991
Cano Health LLC, 6.25%, 10/01/28(c)		159	159,909
Centene Corp.
4.25%, 12/15/27		168	175,980
2.45%, 07/15/28		792	789,313
4.63%, 12/15/29(h)		1,717	1,852,214
3.00%, 10/15/30		826	839,530
2.50%, 03/01/31(h)		1,563	1,523,925
2.63%, 08/01/31		538	529,241
CHS/Community Health Systems, Inc.(c)
6.63%, 02/15/25(h)		879	914,160
8.00%, 03/15/26(h)		1,861	1,963,355
5.63%, 03/15/27(h)		790	826,696
6.00%, 01/15/29(h)		621	653,603
6.13%, 04/01/30		384	377,457
DaVita, Inc., 4.63%, 06/01/30(c)		13	13,064
Encompass Health Corp.
4.50%, 02/01/28		59	60,068
4.75%, 02/01/30		486	498,150
4.63%, 04/01/31		270	274,725
HCA, Inc.
5.38%, 02/01/25(h)		1,193	1,327,212
5.38%, 09/01/26(h)		229	260,796
5.63%, 09/01/28(h)		552	646,933
5.88%, 02/01/29		221	263,036
3.50%, 09/01/30(h)		1,215	1,277,755
Legacy LifePoint Health LLC, 4.38%, 02/15/27(c)		124	122,760
LifePoint Health, Inc., 5.38%, 01/15/29(c)(h)		569	557,620
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/29(c)		213	216,657
ModivCare, Inc., 5.88%, 11/15/25(c)		91	95,550
Molina Healthcare, Inc.(c)
4.38%, 06/15/28		195	201,825
3.88%, 11/15/30		390	402,188
Mozart Debt Merger Sub, Inc.(c)
3.88%, 04/01/29		610	606,950
5.25%, 10/01/29		1,322	1,341,830
Northwell Healthcare, Inc., 4.26%, 11/01/47(h)		686	822,087
Prime Healthcare Services, Inc., 7.25%, 11/01/25(c)		400	426,000
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(c)(h)		129	136,095
Surgery Center Holdings, Inc.(c)
6.75%, 07/01/25(h)		782	795,685
10.00%, 04/15/27		848	910,336
Teleflex, Inc.
4.63%, 11/15/27		72	74,610

Security		Par (000)	Value

Health Care Providers & Services (continued)
Teleflex, Inc. (continued)
4.25%, 06/01/28(c)	USD	325	$333,921
Tenet Healthcare Corp.
4.63%, 07/15/24(h)		104	105,300
4.63%, 09/01/24(c)		433	442,201
7.50%, 04/01/25(c)		166	176,168
4.88%, 01/01/26(c)(h)		1,537	1,575,425
6.25%, 02/01/27(c)(h)		115	119,456
5.13%, 11/01/27(c)(h)		795	830,775
6.13%, 10/01/28(c)		506	531,275
4.25%, 06/01/29(c)		380	384,666
UnitedHealth Group, Inc., 4.38%, 03/15/42(h)		750	920,881
Vizient, Inc., 6.25%, 05/15/27(c)		483	506,237

			29,832,817

Health Care Technology — 0.7%
CAB SELAS, 3.38%, 02/01/28(f)	EUR	100	114,882
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27(c)	USD	341	352,082
2.38%, 03/01/28(f)	EUR	124	143,193
3.13%, 02/15/29(c)	USD	230	223,388
3.50%, 04/01/30(c)		595	590,537
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)(h)		810	816,075
Charles River Laboratories International, Inc.(c)
3.75%, 03/15/29		44	44,440
4.00%, 03/15/31		125	129,219
Chrome Bidco SASU, 3.50%, 05/31/28(f)	EUR	100	115,467
IQVIA, Inc.(c)
5.00%, 10/15/26	USD	548	563,043
5.00%, 05/15/27(h)		717	743,221
MEDNAX, Inc., 6.25%, 01/15/27(c)		163	170,917
Syneos Health, Inc., 3.63%, 01/15/29(c)(h)		600	592,200

			4,598,664

Hotels, Restaurants & Leisure — 3.2%
1011778 BC ULC/New Red Finance, Inc.(c)
3.88%, 01/15/28(h)		701	699,304
4.38%, 01/15/28		157	157,823
Affinity Gaming, 6.88%, 12/15/27(c)		43	44,578
Boyd Gaming Corp.(c)
8.63%, 06/01/25		124	133,610
4.75%, 06/15/31		495	509,235
Boyne USA, Inc., 4.75%, 05/15/29(c)		314	321,065
Caesars Entertainment, Inc.(c)
6.25%, 07/01/25(h)		1,916	2,015,345
8.13%, 07/01/27(h)		1,697	1,900,725
4.63%, 10/15/29		608	610,918
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(c)(h)		623	646,362
Champion Path Holdings Ltd.(f)
4.50%, 01/27/26		250	248,203
4.85%, 01/27/28		200	196,725
Churchill Downs, Inc.(c)
5.50%, 04/01/27(h)		713	737,064
4.75%, 01/15/28		300	310,125
Cirsa Finance International Sarl, 4.75%, 05/22/25(f)	EUR	100	115,022
Empire Resorts, Inc., 7.75%, 11/01/26(c)	USD	200	203,964
Everi Holdings, Inc., 5.00%, 07/15/29(c)		66	67,568

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Fortune Star BVI Ltd.(f)
5.95%, 01/29/23	USD	200	$200,062
6.75%, 07/02/23		250	253,203
6.85%, 07/02/24		362	366,638
5.95%, 10/19/25		400	399,000
5.05%, 01/27/27		200	185,063
Gamma Bidco SpA, 6.25%, 07/15/25(f)	EUR	100	119,103
Golden Nugget, Inc., 6.75%, 10/15/24(c)(h)	USD	1,273	1,276,182
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/30(h)		1,033	1,102,707
4.00%, 05/01/31(c)		306	307,464
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		246	254,610
International Game Technology PLC, 3.50%, 06/15/26(f)	EUR	100	118,308
Melco Resorts Finance Ltd., 5.25%, 04/26/26(f)	USD	250	246,844
Merlin Entertainments Ltd., 5.75%, 06/15/26(c)		200	207,076
MGM China Holdings Ltd., 5.88%, 05/15/26(f)		250	249,578
MGM Resorts International
7.75%, 03/15/22(h)		438	447,855
6.00%, 03/15/23		494	521,279
5.75%, 06/15/25		35	37,800
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(c)		331	333,939
Penn National Gaming, Inc., 4.13%, 07/01/29(c)		114	111,150
Powdr Corp., 6.00%, 08/01/25(c)		461	481,745
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(c)
5.63%, 09/01/29		148	150,590
5.88%, 09/01/31		148	150,960
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26(c)		225	227,812
Scientific Games International, Inc.
5.00%, 10/15/25(c)(h)		414	426,230
3.38%, 02/15/26(f)	EUR	300	349,921
8.25%, 03/15/26(c)(h)	USD	692	733,520
7.00%, 05/15/28(c)		190	205,285
7.25%, 11/15/29(c)		213	240,707
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(f)	GBP	100	141,911
Studio City Finance Ltd., 5.00%, 01/15/29(c)	USD	435	390,412
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(c)		204	210,742
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)(h)		268	271,685
Wynn Macau Ltd.(f)
5.50%, 01/15/26		200	188,350
5.50%, 10/01/27		200	186,563
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)(h)		808	810,020
Yum! Brands, Inc.
3.88%, 11/01/23		110	114,950
7.75%, 04/01/25(c)		338	359,446
4.75%, 01/15/30(c)		159	169,733
3.63%, 03/15/31		123	121,567
5.35%, 11/01/43		85	94,350

			21,681,996

Security		Par (000)	Value

Household Durables — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co.(c)
4.63%, 08/01/29	USD	128	$126,880
4.63%, 04/01/30		129	126,743
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(c)
5.00%, 06/15/29		266	266,998
4.88%, 02/15/30		539	540,110
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)		27	28,519
Forestar Group, Inc., 3.85%, 05/15/26(c)		133	132,999
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)		398	417,900
KB Home, 4.00%, 06/15/31		124	125,705
Mattamy Group Corp., 4.63%, 03/01/30(c)		257	260,683
Meritage Homes Corp., 5.13%, 06/06/27		57	62,843
NCR Corp.(c)
5.75%, 09/01/27		259	272,597
5.00%, 10/01/28		143	144,788
5.13%, 04/15/29		197	201,448
6.13%, 09/01/29		93	99,918
5.25%, 10/01/30		145	149,350
Newell Brands, Inc., 6.00%, 04/01/46		142	178,336
SWF Escrow Issuer Corp., 6.50%, 10/01/29(c)		353	336,995
Taylor Morrison Communities, Inc.(c)
5.88%, 06/15/27		287	321,081
5.13%, 08/01/30		75	79,500
Tempur Sealy International, Inc.(c)
4.00%, 04/15/29		347	352,486
3.88%, 10/15/31		352	348,814

			4,574,693

Independent Power and Renewable Electricity Producers — 1.2%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(f)		200	214,288
Azure Power Energy Ltd., 3.58%, 08/19/26(c)		200	201,063
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(f)		200	209,913
Calpine Corp.(c)
5.25%, 06/01/26(h)		395	406,435
4.50%, 02/15/28(h)		535	541,960
5.13%, 03/15/28(h)		1,554	1,546,230
4.63%, 02/01/29		219	212,430
5.00%, 02/01/31		183	179,358
3.75%, 03/01/31		7	6,720
Clearway Energy Operating LLC(c)
4.75%, 03/15/28		55	58,190
3.75%, 01/15/32		335	333,385
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27(c)		248	253,785
Greenko Dutch BV, 3.85%, 03/29/26(f)		197	198,231
Greenko Mauritius Ltd., 6.25%, 02/21/23(f)		200	204,750
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(f)		200	210,813
India Green Energy Holdings
5.38%, 04/29/24(c)		325	336,477
5.38%, 04/29/24(f)		250	258,828
Investment Energy Resources Ltd., 6.25%, 04/26/29(c)		230	244,950
NRG Energy, Inc.
6.63%, 01/15/27(h)		958	992,119
5.25%, 06/15/29(c)(h)		347	369,555

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc. (continued)
3.63%, 02/15/31(c)	USD	365	$355,236
3.88%, 02/15/32(c)		452	442,960
ReNew Power Pvt Ltd., 5.88%, 03/05/27(f)		200	209,563
ReNew Power Synthetic, 6.67%, 03/12/24(f)		200	208,975
TerraForm Power Operating LLC, 4.75%, 01/15/30(c)		179	185,440

			8,381,654

Industrial Conglomerates — 0.1%
Metalloinvest Finance DAC, 3.38%, 10/22/28(c)		665	663,457

Insurance — 2.1%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(c)		295	289,469
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)
4.25%, 10/15/27(h)		1,472	1,471,205
6.75%, 10/15/27(h)		1,994	2,058,805
5.88%, 11/01/29(n)		1,391	1,397,816
Allstate Corp., Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53(b)(h)		2,000	2,120,500
AmWINS Group, Inc., 4.88%, 06/30/29(c)		340	338,939
Aon PLC, 3.88%, 12/15/25(h)		1,280	1,398,398
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(b)(f)(m)		310	331,415
AssuredPartners, Inc., 5.63%, 01/15/29(c)		294	291,795
BroadStreet Partners, Inc., 5.88%, 04/15/29(c)		244	239,730
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		351	369,428
HUB International Ltd., 7.00%, 05/01/26(c)(h)		1,322	1,363,312
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(b)(c)(h)		690	744,509
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(c)(h)		700	857,848
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53(b)(h)		1,090	1,141,775

			14,414,944

Interactive Media & Services — 0.6%
Arches Buyer, Inc., 4.25%, 06/01/28(c)		143	144,152
Cablevision Lightpath LLC(c)
3.88%, 09/15/27		218	212,267
5.63%, 09/15/28		401	396,372
Netflix, Inc.
5.88%, 11/15/28(h)		877	1,067,484
6.38%, 05/15/29		43	54,234
5.38%, 11/15/29(c)(h)		648	781,605
4.88%, 06/15/30(c)(h)		115	135,125
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(c)
4.75%, 04/30/27		387	377,809
6.00%, 02/15/28(h)		277	265,920
Twitter, Inc., 3.88%, 12/15/27(c)		360	378,598
United Group BV(f)
4.88%, 07/01/24	EUR	100	116,852
4.00%, 11/15/27		100	112,999

			4,043,417

Internet & Direct Marketing Retail — 0.0%
Very Group Funding PLC, 6.50%, 08/01/26(f)	GBP	100	136,061

Internet Software & Services — 1.2%
Airbnb, Inc., 0.00%, 03/15/26(c)(k)(l)	USD	724	708,804

Security		Par (000)	Value

Internet Software & Services (continued)
ANGI Group LLC, 3.88%, 08/15/28(c)	USD	340	$332,350
Booking Holdings, Inc., 0.75%, 05/01/25(k)		485	719,494
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(c)
5.25%, 12/01/27		359	372,462
3.50%, 03/01/29		159	153,833
Match Group Holdings II LLC(c)
5.63%, 02/15/29		209	223,630
4.13%, 08/01/30		262	269,532
3.63%, 10/01/31		139	134,933
Uber Technologies, Inc.(c)
0.00%, 12/15/25(k)(l)		2,019	1,942,330
8.00%, 11/01/26(h)		843	897,289
7.50%, 09/15/27(h)		1,085	1,186,827
6.25%, 01/15/28		260	279,188
4.50%, 08/15/29		597	600,836
Zillow Group, Inc., 1.38%, 09/01/26(k)		70	170,363

			7,991,871

IT Services — 1.0%
Ahead DB Holdings LLC, 6.63%, 05/01/28(c)		140	142,800
Austin BidCo, Inc., 7.13%, 12/15/28(c)		93	96,023
Booz Allen Hamilton, Inc.(c)
3.88%, 09/01/28		468	474,716
4.00%, 07/01/29		530	536,625
CA Magnum Holdings, 5.38%, 10/31/26(c)(n)		488	500,810
Camelot Finance SA, 4.50%, 11/01/26(c)(h)		524	544,305
Castle US Holding Corp., 9.50%, 02/15/28(c)		330	344,850
Centurion Bidco SpA, 5.88%, 09/30/26(f)	EUR	100	119,912
Dun & Bradstreet Corp.(c)
6.88%, 08/15/26(h)	USD	555	578,587
10.25%, 02/15/27		388	416,324
Fair Isaac Corp., 4.00%, 06/15/28(c)		207	209,070
Gartner, Inc.(c)
3.63%, 06/15/29		287	288,435
3.75%, 10/01/30(h)		576	583,920
KBR, Inc., 4.75%, 09/30/28(c)		243	247,860
Rackspace Technology Global, Inc., 5.38%, 12/01/28(c)(h)		310	298,375
Science Applications International Corp., 4.88%, 04/01/28(c)		332	341,960
Twilio, Inc., 3.88%, 03/15/31		449	453,391
ZoomInfo Technologies LLC/ZoomInfo Finance
Corp., 3.88%, 02/01/29(c)		500	496,875

			6,674,838

Leisure Products — 0.2%
Mattel, Inc.
5.88%, 12/15/27(c)		358	384,850
3.75%, 04/01/29(c)		131	136,083
6.20%, 10/01/40		232	295,800
5.45%, 11/01/41		326	384,680

			1,201,413

Machinery — 0.8%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(c)		139	140,216
Colfax Corp., 6.38%, 02/15/26(c)		145	150,800
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(c)(h)(i)		587	622,214
Madison IAQ LLC(c)
4.13%, 06/30/28		67	66,653

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Madison IAQ LLC(c) (continued)
5.88%, 06/30/29	USD	560	$555,800
Mueller Water Products, Inc., 4.00%, 06/15/29(c)		177	179,876
OT Merger Corp., 7.88%, 10/15/29(c)		147	144,795
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(f)	EUR	100	119,819
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)	USD	197	212,268
Terex Corp., 5.00%, 05/15/29(c)		381	388,620
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)(h)		1,114	1,136,447
TK Elevator Holdco GmbH, 7.63%, 07/15/28(c)		552	585,120
TK Elevator Midco GmbH, 4.38%, 07/15/27(f)	EUR	100	118,854
TK Elevator US Newco Inc., 5.25%, 07/15/27(c)(h)	USD	908	924,163

			5,345,645

Media — 9.2%
Altice Financing SA
3.00%, 01/15/28(f)	EUR	100	109,531
5.00%, 01/15/28(c)	USD	462	445,192
5.75%, 08/15/29(c)		1,234	1,213,947
Altice France Holding SA(c)(h)
10.50%, 05/15/27		1,864	2,020,110
6.00%, 02/15/28		497	472,150
AMC Entertainment Holdings, Inc., (10.00% Cash or 12.00% PIK), 12.00%, 06/15/26(c)(i)		349	347,255
AMC Networks, Inc.
5.00%, 04/01/24		16	16,180
4.75%, 08/01/25		331	339,275
4.25%, 02/15/29		157	154,645
Block Communications, Inc., 4.88%, 03/01/28(c)		168	171,360
Cable One, Inc.(c)
1.13%, 03/15/28(k)		1,312	1,285,050
4.00%, 11/15/30		95	93,316
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(c)(h)		861	892,211
5.00%, 02/01/28(c)(h)		116	120,640
5.38%, 06/01/29(c)(h)		658	707,021
4.75%, 03/01/30(c)		169	174,493
4.50%, 08/15/30(c)(h)		1,623	1,652,019
4.25%, 02/01/31(c)(h)		902	897,941
4.50%, 05/01/32		731	734,458
4.50%, 06/01/33(c)		332	331,170
4.25%, 01/15/34(c)		1,311	1,271,421
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(h)		3,000	4,138,424
Clear Channel International BV, 6.63%, 08/01/25(c)		507	527,280
Clear Channel Outdoor Holdings, Inc.(c)
7.75%, 04/15/28		705	729,996
7.50%, 06/01/29(h)		971	993,212
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(c)(h)		2,277	2,335,633
Comcast Corp., 4.60%, 08/15/45(h)		1,750	2,206,114
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)(h)		2,548	2,643,550
CSC Holdings LLC
5.25%, 06/01/24		633	666,232
6.50%, 02/01/29(c)		368	394,680
5.75%, 01/15/30(c)		855	843,628
4.63%, 12/01/30(c)(h)		893	818,211
3.38%, 02/15/31(c)		200	182,150

Security		Par (000)	Value

Media (continued)
CSC Holdings LLC (continued)
4.50%, 11/15/31(c)(h)	USD	398	$385,622
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(c)		520	539,058
Discovery Communications LLC, 4.95%, 05/15/42(h)		400	472,016
DISH DBS Corp.
5.88%, 07/15/22(h)		999	1,023,975
5.00%, 03/15/23(h)		303	313,605
7.75%, 07/01/26(h)		1,272	1,413,510
7.38%, 07/01/28		119	125,099
5.13%, 06/01/29		733	705,512
DISH Network Corp.(k)
2.38%, 03/15/24		328	318,160
3.38%, 08/15/26		1,178	1,200,189
Frontier Communications Holdings LLC(c)
5.88%, 10/15/27(h)		592	620,120
5.00%, 05/01/28		1,094	1,111,777
6.75%, 05/01/29		544	559,640
6.00%, 01/15/30		480	482,270
GCI LLC, 4.75%, 10/15/28(c)		115	119,025
Hughes Satellite Systems Corp., 5.25%, 08/01/26(h)		166	185,298
iHeartCommunications, Inc.
6.38%, 05/01/26		192	199,487
8.38%, 05/01/27		45	47,925
5.25%, 08/15/27(c)		213	217,550
4.75%, 01/15/28(c)		96	96,600
Iliad Holding SAS(c)
6.50%, 10/15/26		622	640,921
7.00%, 10/15/28		608	626,556
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(f)	EUR	100	114,423
Lamar Media Corp., 4.00%, 02/15/30	USD	163	165,484
LCPR Senior Secured Financing DAC(c)
6.75%, 10/15/27		200	210,000
5.13%, 07/15/29(h)		670	675,025
Liberty Broadband Corp.(c)(k)
1.25%, 09/30/50		528	525,469
2.75%, 09/30/50		1,018	1,059,130
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(c)(i)		453	373,542
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(c)		181	185,073
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(c)		400	415,125
Live Nation Entertainment, Inc.(c)
4.88%, 11/01/24		40	40,450
6.50%, 05/15/27(h)		1,411	1,545,045
4.75%, 10/15/27		331	337,620
3.75%, 01/15/28		195	193,050
Lorca Telecom Bondco SA, 4.00%, 09/18/27(f)	EUR	100	116,305
Midas OpCo Holdings LLC, 5.63%, 08/15/29(c)	USD	129	131,406
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		209	216,838
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(f)(m)		250	264,188
News Corp., 3.88%, 05/15/29(c)		158	160,370
Outfront Media Capital LLC/Outfront Media Capital Corp.(c)
5.00%, 08/15/27		392	399,840
4.25%, 01/15/29		154	150,920
Pinewood Finance Co. Ltd., 3.25%, 09/30/25(f)	GBP	100	136,906

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Radiate Holdco LLC/Radiate Finance, Inc.(c)(h)
4.50%, 09/15/26	USD	597	$606,576
6.50%, 09/15/28		2,155	2,155,000
Sable International Finance Ltd.
5.75%, 09/07/27(f)		479	498,759
5.75%, 09/07/27(c)		200	208,250
Scripps Escrow II, Inc., 3.88%, 01/15/29(c)		114	113,430
Sinclair Television Group, Inc., 4.13%, 12/01/30(c)		333	317,183
Sirius XM Radio, Inc.(c)
3.13%, 09/01/26		627	627,784
4.00%, 07/15/28		652	656,694
5.50%, 07/01/29		435	469,256
4.13%, 07/01/30(h)		221	220,014
3.88%, 09/01/31		861	827,102
Summer BC Holdco B Sarl, 5.75%, 10/31/26(f)	EUR	100	120,571
TEGNA, Inc., 5.50%, 09/15/24(c)	USD	33	33,371
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		400	417,200
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)		177	158,146
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)(h)		997	1,054,327
Univision Communications, Inc., 5.13%, 02/15/25(c)		110	111,650
UPC Broadband Finco BV, 4.88%, 07/15/31(c)(h)		574	583,557
UPCB Finance VII Ltd., 3.63%, 06/15/29(f)	EUR	100	117,618
ViacomCBS, Inc., 5.85%, 09/01/43(h)	USD	645	877,761
Videotron Ltd.(c)
5.13%, 04/15/27(h)		345	356,644
3.63%, 06/15/29		462	464,310
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(c)(h)		399	398,501
VTR Comunicaciones SpA, 4.38%, 04/15/29(c)		290	291,541
WMG Acquisition Corp., 2.25%, 08/15/31(f)	EUR	100	115,311
Ziggo Bond Co. BV(c)(h)
6.00%, 01/15/27	USD	638	658,735
5.13%, 02/28/30		295	298,540
Ziggo BV(c)
5.50%, 01/15/27(h)		313	320,825
4.88%, 01/15/30		217	220,662

			62,047,937

Metals & Mining — 2.5%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(f)		450	490,500
Allegheny Technologies, Inc.
4.88%, 10/01/29		129	128,910
5.13%, 10/01/31		145	144,449
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	201,500
Arconic Corp.(c)
6.00%, 05/15/25		361	377,696
6.13%, 02/15/28		443	466,811
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(h)		250	296,804
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(c)(h)		1,258	1,366,503
Constellium SE(c)
5.88%, 02/15/26(h)		1,443	1,466,809
3.75%, 04/15/29		895	865,510
Freeport-McMoRan, Inc.
4.38%, 08/01/28		366	381,087
5.40%, 11/14/34		39	47,642
5.45%, 03/15/43		1,355	1,704,590
HTA Group Ltd., 7.00%, 12/18/25(c)		410	426,733
JSW Steel Ltd., 5.95%, 04/18/24(f)		200	211,750

Security		Par (000)	Value

Metals & Mining (continued)
Kaiser Aluminum Corp.(c)
4.63%, 03/01/28	USD	115	$116,403
4.50%, 06/01/31		164	160,736
Metinvest BV, 8.50%, 04/23/26(f)		302	339,712
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24(f)		200	177,663
New Gold, Inc., 7.50%, 07/15/27(c)(h)		900	972,000
Nexa Resources SA, 5.38%, 05/04/27(c)(h)		657	697,159
Novelis Corp.(c)
3.25%, 11/15/26		532	530,670
4.75%, 01/30/30		994	1,033,760
3.88%, 08/15/31		767	748,822
Periama Holdings LLC, 5.95%, 04/19/26(f)		276	298,425
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(h)		400	514,442
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(c)		155	157,906
thyssenkrupp AG(f)
1.88%, 03/06/23	EUR	43	49,813
2.88%, 02/22/24		100	117,351
United States Steel Corp., 6.88%, 03/01/29	USD	628	671,960
Vale Overseas Ltd., 3.75%, 07/08/30		295	300,900
Vedanta Resources Finance II PLC
8.00%, 04/23/23(f)		313	307,288
13.88%, 01/21/24(f)		200	216,250
8.95%, 03/11/25(c)		595	600,950

			16,589,504

Multi-line Retail — 0.2%
Bath & Body Works, Inc.
6.88%, 11/01/35(h)		478	580,741
6.75%, 07/01/36		79	94,832
InRetail Consumer, 3.25%, 03/22/28(c)		200	195,913
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(c)		506	531,452

			1,402,938

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 3.63%, 05/01/29(c)		124	124,930

Oil, Gas & Consumable Fuels — 11.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(c)(h)		1,007	1,081,729
Antero Midstream Partners LP/Antero Midstream Finance Corp.(c)
7.88%, 05/15/26		211	230,781
5.75%, 03/01/27		289	298,392
5.75%, 01/15/28		75	78,469
5.38%, 06/15/29		263	274,822
Antero Resources Corp.(c)
7.63%, 02/01/29(o)		350	387,625
5.38%, 03/01/30		56	59,276
Apache Corp.
4.25%, 01/15/30		308	327,250
5.10%, 09/01/40(h)		870	974,965
5.25%, 02/01/42		114	128,250
4.75%, 04/15/43(h)		800	876,000
Arcosa, Inc., 4.38%, 04/15/29(c)		477	486,869
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(c)
9.00%, 11/01/27(h)		778	1,063,915
8.25%, 12/31/28		17	18,488
5.88%, 06/30/29		579	586,110

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(f)(l)	USD	354	$262,725
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)(h)		406	403,462
Buckeye Partners LP
4.13%, 03/01/25(c)		345	353,625
5.85%, 11/15/43		182	179,434
5.60%, 10/15/44		232	225,040
Callon Petroleum Co.
6.13%, 10/01/24		161	158,835
9.00%, 04/01/25(c)(h)		1,257	1,351,275
8.00%, 08/01/28(c)		720	725,400
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(f)(k)	EUR	200	226,349
Cenovus Energy, Inc., 5.40%, 06/15/47	USD	104	130,059
Centennial Resource Production LLC
6.88%, 04/01/27(c)		296	302,660
3.25%, 04/01/28(k)		610	841,751
Cheniere Energy Partners LP
4.50%, 10/01/29(h)		469	500,742
4.00%, 03/01/31(c)		638	663,530
3.25%, 01/31/32(c)		626	620,491
Cheniere Energy, Inc., 4.63%, 10/15/28		1,979	2,075,377
Chesapeake Energy Corp., 5.88%, 02/01/29(c)		53	56,313
Citgo Holding, Inc., 9.25%, 08/01/24(c)		407	413,105
Civitas Resources, Inc., 5.00%, 10/15/26(c)		113	114,153
CNX Midstream Partners LP, 4.75%, 04/15/30(c)		118	118,148
CNX Resources Corp.
2.25%, 05/01/26(k)		637	862,550
6.00%, 01/15/29(c)		84	88,620
Colgate Energy Partners III LLC(c)
7.75%, 02/15/26		342	365,085
5.88%, 07/01/29(h)		394	403,357
Comstock Resources, Inc.(c)
7.50%, 05/15/25		117	121,388
6.75%, 03/01/29(h)		652	700,900
5.88%, 01/15/30		438	455,432
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(c)		469	487,760
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)(h)		1,307	1,336,407
DCP Midstream Operating LP
6.45%, 11/03/36(c)(h)		254	327,660
6.75%, 09/15/37(c)(h)		418	558,904
5.60%, 04/01/44		7	8,400
DT Midstream, Inc.(c)
4.13%, 06/15/29		553	556,954
4.38%, 06/15/31		717	726,436
Dycom Industries, Inc., 4.50%, 04/15/29(c)		130	131,950
Ecopetrol SA, 4.63%, 11/02/31(n)		435	431,737
eG Global Finance PLC
6.75%, 02/07/25(c)		452	462,735
6.25%, 10/30/25(f)	EUR	142	166,237
8.50%, 10/30/25(c)	USD	299	309,465
Enbridge, Inc.(b)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,865	2,058,250
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		690	775,560
Endeavor Energy Resources LP/EER Finance, Inc.(c)
6.63%, 07/15/25		32	33,745
5.75%, 01/30/28		567	595,350

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energean Israel Finance Ltd., 4.88%, 03/30/26(c)(f)	USD	260	$263,900
Energy Transfer LP
6.13%, 12/15/45(h)		500	641,427
5.30%, 04/15/47(h)		350	415,013
Series H, (5 year CMT + 5.69%), 6.50%(b)(m)		820	848,700
EnLink Midstream LLC
5.63%, 01/15/28(c)		226	239,635
5.38%, 06/01/29		98	101,430
EnLink Midstream Partners LP
4.40%, 04/01/24		281	293,645
4.15%, 06/01/25		68	70,984
4.85%, 07/15/26		160	166,400
5.60%, 04/01/44		237	232,473
5.05%, 04/01/45		39	37,148
Enterprise Products Operating LLC, (3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(b)		420	431,418
EQM Midstream Partners LP
4.13%, 12/01/26		131	134,766
4.50%, 01/15/29(c)		223	229,411
4.75%, 01/15/31(c)(h)		1,258	1,302,439
EQT Corp.
1.75%, 05/01/26(k)		544	850,170
3.13%, 05/15/26(c)		226	227,695
3.90%, 10/01/27		197	210,297
5.00%, 01/15/29		41	45,549
7.50%, 02/01/30		158	202,272
3.63%, 05/15/31(c)		64	65,360
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25(h)		53	52,242
7.75%, 02/01/28		144	142,235
Geopark Ltd., 5.50%, 01/17/27(c)		215	213,629
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(f)		200	193,500
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25(c)		214	217,210
Harvest Midstream I LP, 7.50%, 09/01/28(c)		78	81,900
Hess Corp., 4.30%, 04/01/27(h)		750	822,574
Hess Midstream Operations LP, 4.25%, 02/15/30(c)		325	325,000
Hilong Holding Ltd., 9.75%, 11/18/24(f)		407	343,991
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(f)		200	207,313
Impulsora Pipeline LLC, 6.05%, 01/01/43(a)		1,587	1,536,662
Independence Energy Finance LLC, 7.25%, 05/01/26(c)(h)		602	626,080
ITT Holdings LLC, 6.50%, 08/01/29(c)		437	438,092
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(h)		2,500	2,697,652
Leviathan Bond Ltd., 5.75%, 06/30/23(c)(f)		328	338,862
Matador Resources Co., 5.88%, 09/15/26(h)		1,263	1,304,186
MC Brazil Downstream Trading Sarl, 7.25%, 06/30/31(c)		320	311,600
Medco Bell Pte Ltd., 6.38%, 01/30/27(f)		250	255,000
MEG Energy Corp., 6.50%, 01/15/25(c)(h)		1,020	1,044,225
MPLX LP, 4.25%, 12/01/27		235	261,984
Murphy Oil Corp.
5.75%, 08/15/25		27	27,675
6.38%, 12/01/42		35	35,540
Murphy Oil USA, Inc., 4.75%, 09/15/29		171	180,140
Nabors Industries Ltd.(c)
7.25%, 01/15/26		70	67,900
7.50%, 01/15/28		131	124,450
Neptune Energy Bondco PLC, 6.63%, 05/15/25(c)		200	204,500

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
New Fortress Energy, Inc.(c)(h)
6.75%, 09/15/25	USD	1,201		$1,169,468
6.50%, 09/30/26		1,103		1,071,940
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(c)(h)		470		476,613
NGPL PipeCo LLC, 7.77%, 12/15/37(c)(h)		270		388,083
Northern Oil and Gas, Inc., 8.13%, 03/01/28(c)(h)		611		656,825
NuStar Logistics LP
6.00%, 06/01/26		234		248,625
6.38%, 10/01/30		30		32,879
Occidental Petroleum Corp.
6.95%, 07/01/24		81		91,125
5.50%, 12/01/25		130		143,000
5.55%, 03/15/26		48		52,980
8.88%, 07/15/30		49		66,395
6.20%, 03/15/40		816		988,637
4.50%, 07/15/44(h)		2,268		2,290,680
4.63%, 06/15/45		141		145,935
4.40%, 04/15/46		558		564,565
4.10%, 02/15/47		510		497,250
4.20%, 03/15/48		565		550,609
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(c)(i)		—	(e)	142
Oil and Gas Holding Co., 7.63%, 11/07/24(f)		273		295,318
OQ SAOC, 5.13%, 05/06/28(c)		300		306,750
Ovintiv Exploration, Inc., 5.38%, 01/01/26		42		46,775
Ovintiv, Inc.
7.38%, 11/01/31		97		131,349
6.50%, 08/15/34		63		85,015
PDC Energy, Inc.
6.13%, 09/15/24(o)		89		90,224
6.25%, 12/01/25		144		146,880
5.75%, 05/15/26		292		300,395
Pertamina Persero PT, 3.65%, 07/30/29(f)		446		472,983
Petrobras Global Finance BV
5.30%, 01/27/25		101		109,522
6.00%, 01/27/28(h)		115		125,063
Petroleos Mexicanos
6.50%, 03/13/27(h)		689		731,890
5.95%, 01/28/31		678		665,457
6.35%, 02/12/48		273		231,709
Pioneer Natural Resources Co., 0.25%, 05/15/25(k)		361		637,984
Puma International Financing SA, 5.13%, 10/06/24(c)		483		486,170
Range Resources Corp.
5.88%, 07/01/22		57		57,428
5.00%, 08/15/22(h)		312		316,783
5.00%, 03/15/23		145		149,050
4.88%, 05/15/25		18		18,765
9.25%, 02/01/26		79		85,320
Rockcliff Energy II LLC, 5.50%, 10/15/29(c)		392		402,192
Saudi Arabian Oil Co., 2.25%, 11/24/30(c)(h)		745		720,462
Shell International Finance BV, 4.38%, 05/11/45(h)		450		564,375
SM Energy Co.
10.00%, 01/15/25(c)(h)		1,129		1,256,012
5.63%, 06/01/25		72		72,180
6.75%, 09/15/26		127		130,175
6.50%, 07/15/28		110		115,500
Southwestern Energy Co.
4.10%, 03/15/22		272		272,000

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co. (continued)
8.38%, 09/15/28	USD	145	$161,675
5.38%, 02/01/29(c)		411	433,605
Stoneway Capital Corp.(g)(j)
10.00%, 03/01/27(c)		940	249,289
10.00%, 03/01/27(f)		333	88,344
Suncor Energy, Inc., 6.50%, 06/15/38(h)		800	1,111,417
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		75	78,563
5.88%, 03/15/28		147	155,608
Tap Rock Resources LLC, 7.00%, 10/01/26(c)		934	961,404
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26(h)		312	325,750
5.38%, 02/01/27		2	2,070
6.50%, 07/15/27		258	276,382
6.88%, 01/15/29(h)		673	753,760
5.50%, 03/01/30		489	537,431
4.88%, 02/01/31		359	387,085
Transocean, Inc., 11.50%, 01/30/27(c)		195	198,900
Venture Global Calcasieu Pass LLC(c)
3.88%, 08/15/29		1,000	1,017,500
4.13%, 08/15/31		893	924,210
Vine Energy Holdings LLC, 6.75%, 04/15/29(c)(h)		751	806,386
Vivo Energy Investments BV, 5.13%, 09/24/27(c)		549	579,126
Western Midstream Operating LP
5.45%, 04/01/44(h)		934	1,096,012
5.30%, 03/01/48		24	27,960
5.50%, 08/15/48		82	97,890
6.50%, 02/01/50(h)		983	1,176,631
Williams Cos, Inc., 4.50%, 11/15/23(h)		1,750	1,860,188

			79,391,234

Personal Products(f) — 0.0%
Coty, Inc.
4.00%, 04/15/23	EUR	100	115,610
3.88%, 04/15/26		100	117,623

			233,233

Pharmaceuticals — 2.4%
AbbVie, Inc.(h)
4.75%, 03/15/45	USD	500	627,335
4.45%, 05/14/46		1,000	1,222,308
Bausch Health Americas, Inc.(c)
9.25%, 04/01/26		61	64,813
8.50%, 01/31/27(h)		853	905,246
Bausch Health Cos., Inc.(c)
9.00%, 12/15/25		351	368,224
5.75%, 08/15/27		249	260,699
5.00%, 01/30/28		223	205,833
4.88%, 06/01/28		56	57,669
5.00%, 02/15/29(h)		675	619,313
7.25%, 05/30/29(h)		664	672,971
5.25%, 01/30/30		271	244,584
5.25%, 02/15/31		51	45,838
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27(f)	EUR	100	115,520
CVS Health Corp., 5.05%, 03/25/48(h)	USD	1,110	1,459,344
Elanco Animal Health, Inc., 5.90%, 08/28/28		316	369,297
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(c)(h)		875	868,437
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc., 6.13%, 04/01/29(c)(h)		615	605,775

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Gruenenthal GmbH, 4.13%, 05/15/28(f)	EUR	100	$119,704
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(c)	USD	962	1,031,745
Jazz Securities DAC, 4.38%, 01/15/29(c)		506	519,915
Nidda BondCo GmbH, 7.25%, 09/30/25(f)	EUR	100	117,189
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24(f)		100	113,752
Option Care Health, Inc., 4.38%, 10/31/29(c)	USD	170	171,663
Organon & Co./Organon Foreign Debt Co-Issuer BV(c)
4.13%, 04/30/28		953	966,104
5.13%, 04/30/31		931	960,261
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(c)		339	347,051
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)(h)		931	939,146
PRA Health Sciences, Inc., 2.88%, 07/15/26(c)		563	566,519
Prestige Brands, Inc., 3.75%, 04/01/31(c)		190	183,573
Rossini Sarl, 6.75%, 10/30/25(f)	EUR	166	198,462
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25		100	124,183
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/25	USD	200	213,688
Utah Acquisition Sub, Inc., 3.95%, 06/15/26(h)		650	706,960

			15,993,121

Producer Durables: Miscellaneous — 0.0%
Oracle Corp., 3.60%, 04/01/50		250	255,231

Real Estate Management & Development — 2.9%
Adler Group SA, 2.75%, 11/13/26(f)	EUR	200	206,917
Agile Group Holdings Ltd.(f)
5.75%, 01/02/25	USD	224	170,240
6.05%, 10/13/25		200	150,000
(5 year CMT + 11.08%), 7.75%(b)(m)		200	108,000
(5 year CMT + 11.29%), 7.88%(b)(m)		200	112,000
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(c)		525	547,477
Canary Wharf Group Investment Holdings PLC, 1.75%, 04/07/26(f)	EUR	100	116,816
Central China Real Estate Ltd.(f)
6.88%, 08/08/22	USD	200	136,000
7.65%, 08/27/23		245	129,927
7.90%, 11/07/23		230	117,300
CFLD Cayman Investment Ltd.(f)(g)(j)
8.63%, 02/28/21		200	68,063
6.90%, 01/13/23		400	140,575
8.60%, 04/08/24		200	70,288
China Aoyuan Group Ltd.(f)
6.35%, 02/08/24		435	174,000
5.98%, 08/18/25		200	78,000
China Evergrande Group(f)(g)(j)
8.25%, 03/23/22		450	123,750
9.50%, 04/11/22		200	51,000
11.50%, 01/22/23		450	106,875
12.00%, 01/22/24		250	59,375
China SCE Group Holdings Ltd.(f)
7.25%, 04/19/23		200	176,000
7.38%, 04/09/24		650	563,875
7.00%, 05/02/25		200	158,000
CIFI Holdings Group Co. Ltd.(f)
6.55%, 03/28/24		200	194,000
6.45%, 11/07/24		200	194,000
6.00%, 07/16/25		400	387,125

Security		Par (000)	Value

Real Estate Management & Development (continued)
CIFI Holdings Group Co. Ltd.(f) (continued)
5.95%, 10/20/25	USD	200	$192,062
5.25%, 05/13/26		215	202,637
Country Garden Holdings Co. Ltd.(f)
6.50%, 04/08/24		200	200,500
6.15%, 09/17/25		200	200,020
5.13%, 01/14/27		200	194,562
Dexin China Holdings Co. Ltd., 11.88%, 04/23/22(f)		200	180,062
DIC Asset AG, 2.25%, 09/22/26(f)	EUR	100	111,441
Easy Tactic Ltd.(f)
5.88%, 02/13/23	USD	200	118,000
8.13%, 02/27/23		200	118,000
11.75%, 08/02/23		200	120,000
8.63%, 02/27/24		200	106,000
Fantasia Holdings Group Co. Ltd.(f)(g)(j)
11.75%, 04/17/22		430	135,450
12.25%, 10/18/22		200	63,000
11.88%, 06/01/23		200	63,000
9.25%, 07/28/23		400	126,000
Fastighets AB Balder, (5 year EUR Swap + 3.19%), 2.87%, 06/02/81(b)(f)	EUR	100	110,398
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)(h)	USD	265	275,732
Global Prime Capital Pte Ltd., 5.50%, 10/18/23(f)		200	201,850
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)		120	121,950
Haimen Zhongnan Investment Development International Co. Ltd., 12.00%, 06/08/22(f)		200	156,062
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(b)(f)(m)	EUR	100	109,255
Howard Hughes Corp.(c)
5.38%, 08/01/28	USD	237	248,554
4.13%, 02/01/29		189	189,191
4.38%, 02/01/31		226	226,050
Jingrui Holdings Ltd., 12.00%, 07/25/22(f)		200	128,878
Kaisa Group Holdings Ltd.(f)
11.95%, 10/22/22		200	68,000
11.50%, 01/30/23		400	120,000
10.88%, 07/23/23		400	120,000
9.75%, 09/28/23		248	76,880
11.95%, 11/12/23		200	57,100
11.70%, 11/11/25		200	56,000
Kennedy-Wilson, Inc., 4.75%, 02/01/30		174	175,087
KWG Group Holdings Ltd.(f)
7.88%, 09/01/23		200	163,500
7.40%, 03/05/24		710	571,772
Logan Group Co. Ltd.(f)
6.50%, 07/16/23		200	190,000
6.90%, 06/09/24		200	188,000
5.75%, 01/14/25		200	184,500
5.25%, 10/19/25		200	178,500
MAF Sukuk Ltd., 4.64%, 05/14/29(f)(h)		525	590,231
Modern Land China Co. Ltd., 9.80%, 04/11/23(f)(g)(j)		200	44,000
New Metro Global Ltd.(f)
6.80%, 08/05/23		200	185,000
4.80%, 12/15/24		200	174,000
Powerlong Real Estate Holdings Ltd.(f)
7.13%, 11/08/22		200	189,000
6.95%, 07/23/23		330	306,900

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Powerlong Real Estate Holdings Ltd.(f) (continued)
6.25%, 08/10/24.	USD	350	$317,625
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 01/15/29(c)		375	388,594
Redsun Properties Group Ltd.(f)
9.95%, 04/11/22		200	151,037
10.50%, 10/03/22		200	140,000
RKPF Overseas Ltd.(f)
Series 2019-A, 6.70%, 09/30/24		513	479,655
Series 2019-A, 6.00%, 09/04/25		200	181,000
Series 2020-A, 5.20%, 01/12/26		205	177,325
Ronshine China Holdings Ltd.(f)
10.50%, 03/01/22		200	100,063
8.95%, 01/22/23		200	86,063
7.35%, 12/15/23		304	127,775
6.75%, 08/05/24		220	90,269
Scenery Journey Ltd.(f)(g)(j)
11.50%, 10/24/22		219	44,348
13.00%, 11/06/22		200	43,500
12.00%, 10/24/23		448	90,720
Seazen Group Ltd.(f)
6.45%, 06/11/22		200	188,500
6.00%, 08/12/24		200	175,500
Shimao Group Holdings Ltd.(f)
5.60%, 07/15/26		200	184,100
3.45%, 01/11/31(h)		200	167,900
Shui On Development Holding Ltd., 5.75%, 11/12/23(f)		500	482,656
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/22(f)(g)(j)		200	14,035
Sunac China Holdings Ltd.(f)
6.65%, 08/03/24		224	160,230
7.00%, 07/09/25		400	280,000
Theta Capital Pte Ltd., 8.13%, 01/22/25(f)		200	212,000
Times China Holdings Ltd.(f)
6.75%, 07/16/23		313	256,660
6.75%, 07/08/25		553	423,045
Wanda Group Overseas Ltd.(f)
7.50%, 07/24/22		200	186,062
8.88%, 03/21/23		200	175,000
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(f)		205	192,764
Yango Justice International Ltd.(f)
10.00%, 02/12/23		400	360,000
8.25%, 11/25/23		200	40,000
7.88%, 09/04/24		200	40,000
Yanlord Land HK Co. Ltd.(f)
6.75%, 04/23/23		640	643,200
6.80%, 02/27/24		200	201,000
Yuzhou Group Holdings Co. Ltd.(f)
7.70%, 02/20/25		200	84,000
8.30%, 05/27/25		200	84,000
7.38%, 01/13/26		205	84,050
Zhenro Properties Group Ltd.(f)
8.70%, 08/03/22		200	144,000
7.88%, 04/14/24		400	248,000
6.63%, 01/07/26		200	139,357

			19,460,760

Security		Par (000)	Value

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(h)	USD	500	$619,499
Danaos Corp., 8.50%, 03/01/28(c)		100	109,600
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)(h)		2,001	2,305,540
Seaspan Corp., 5.50%, 08/01/29(c)		444	448,400

			3,483,039

Semiconductors & Semiconductor Equipment — 1.3%
ams AG, 6.00%, 07/31/25(f)	EUR	100	122,027
Atkore, Inc., 4.25%, 06/01/31(c)	USD	210	212,100
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(h)		2,600	2,818,493
Broadcom, Inc., 3.46%, 09/15/26(h)		688	734,377
Microchip Technology, Inc.
0.13%, 11/15/24(k)		411	459,293
1.63%, 02/15/25(k)		102	322,659
4.25%, 09/01/25(h)		1,374	1,429,127
ON Semiconductor Corp., 3.88%, 09/01/28(c)		429	433,826
QUALCOMM, Inc., 4.65%, 05/20/35(h)		400	494,461
Sensata Technologies BV(c)
5.00%, 10/01/25		368	403,115
4.00%, 04/15/29		408	414,389
Sensata Technologies, Inc.(c)
4.38%, 02/15/30(h)		513	541,412
3.75%, 02/15/31		44	43,395
Synaptics, Inc., 4.00%, 06/15/29(c)		243	245,430

			8,674,104

Software — 1.5%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)(h)		510	532,950
Black Knight InfoServ LLC, 3.63%, 09/01/28(c)		501	498,495
Boxer Parent Co., Inc.
6.50%, 10/02/25(f)	EUR	100	121,171
7.13%, 10/02/25(c)(h)	USD	749	797,685
9.13%, 03/01/26(c)		194	202,730
Cedacri Mergeco SpA, (3 mo. EURIBOR + 4.63%), 4.63%, 05/15/28(b)(f)	EUR	100	116,178
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	USD	357	352,537
Elastic NV, 4.13%, 07/15/29(c)		481	478,540
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28(c)		400	395,000
MicroStrategy, Inc., 6.13%, 06/15/28(c)		409	419,687
MSCI, Inc.(c)
4.00%, 11/15/29		99	103,455
3.63%, 09/01/30		197	201,925
3.88%, 02/15/31(h)		454	468,345
3.63%, 11/01/31		164	168,920
3.25%, 08/15/33		233	233,902
Open Text Corp., 3.88%, 02/15/28(c)		179	180,343
Open Text Holdings, Inc., 4.13%, 02/15/30(c)		340	345,644
Playtika Holding Corp., 4.25%, 03/15/29(c)		529	530,481
PTC, Inc., 4.00%, 02/15/28(c)		242	245,327
Rocket Software, Inc., 6.50%, 02/15/29(c)		525	501,375
SS&C Technologies, Inc., 5.50%, 09/30/27(c)(h)		1,589	1,672,422
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(c)(h)		1,247	1,292,204

			9,859,316

Specialty Retail — 0.7%
Arko Corp., 5.13%, 11/15/29(c)		232	226,455
National Vision Holdings, Inc., 2.50%, 05/15/25(k)		311	640,507

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
PetSmart, Inc./PetSmart Finance Corp.(c)
4.75%, 02/15/28	USD	436	$447,990
7.75%, 02/15/29(h)		1,824	1,971,234
Staples, Inc.(c)
7.50%, 04/15/26(h)		894	903,646
10.75%, 04/15/27		257	245,435
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(b)(f)	EUR	100	115,051

			4,550,318

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(c)(h)	USD	756	768,240

Textiles, Apparel & Luxury Goods(c) — 0.1%
Crocs, Inc.
4.25%, 03/15/29		199	201,487
4.13%, 08/15/31		252	253,575
Levi Strauss & Co., 3.50%, 03/01/31		141	141,705
William Carter Co., 5.63%, 03/15/27		28	29,015
Wolverine World Wide, Inc., 4.00%, 08/15/29		129	127,363

			753,145

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26(c)		269	241,667
Jerrold Finco PLC, 5.25%, 01/15/27(f)	GBP	100	139,250
MGIC Investment Corp., 5.25%, 08/15/28	USD	216	229,809
Nationstar Mortgage Holdings, Inc.(c)
6.00%, 01/15/27		323	337,535
5.50%, 08/15/28		242	248,050
5.13%, 12/15/30		180	181,413
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(c)		241	239,343

			1,617,067

Tobacco(h) — 0.4%
Altria Group, Inc., 4.50%, 05/02/43		750	801,336
Philip Morris International, Inc., 4.38%, 11/15/41		900	1,035,484
Reynolds American, Inc., 5.85%, 08/15/45		715	875,069

			2,711,889

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28(f)	EUR	100	121,207

Transportation Infrastructure — 0.4%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(c)	USD	320	333,460
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(f)(m)		256	280,560
FedEx Corp.(h)
3.90%, 02/01/35		500	557,925
4.75%, 11/15/45		500	621,324
Heathrow Finance PLC, 4.63%, 09/01/29(d)(f)	GBP	100	138,052
Mexico City Airport Trust, 5.50%, 07/31/47(f)	USD	308	311,234
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(c)(h)		520	569,393

			2,811,948

Utilities — 1.9%
Centrais Eletricas Brasileiras SA(c)
3.63%, 02/04/25		424	424,609
4.63%, 02/04/30		233	227,583
Consensus Cloud Solutions, Inc.(c)
6.00%, 10/15/26		91	92,934

Security		Par (000)	Value

Utilities (continued)
Consensus Cloud Solutions, Inc.(c) (continued)
6.50%, 10/15/28	USD	83	$86,320
Electricite de France SA, (10 year USD Swap + 3.71%), 5.25%(b)(c)(h)(m)		7,500	7,762,500
FEL Energy VI Sarl, 5.75%, 12/01/40(f)		306	301,747
Genneia SA, 8.75%, 09/02/27(c)(h)		497	472,709
India Cleantech Energy, 4.70%, 08/10/26(c)		250	250,313
Inkia Energy Ltd., 5.88%, 11/09/27(c)(h)		455	468,167
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29(f)		250	248,484
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(c)(h)		687	711,045
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(c)		92	97,032
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(c)		535	592,613
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(f)		336	374,438
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(f)	GBP	168	238,082
Vistra Operations Co. LLC(c)
5.63%, 02/15/27	USD	254	261,701
4.38%, 05/01/29		290	287,100

			12,897,377

Wireless Telecommunication Services — 2.7%
Altice France SA
5.88%, 02/01/27(f)	EUR	100	120,848
8.13%, 02/01/27(c)(h)	USD	780	838,500
5.50%, 01/15/28(c)		357	357,892
4.13%, 01/15/29(f)	EUR	100	113,721
5.13%, 01/15/29(c)	USD	201	194,970
5.13%, 07/15/29(c)(h)		1,606	1,564,132
4.25%, 10/15/29(f)	EUR	100	114,444
5.50%, 10/15/29(c)	USD	610	597,934
Kenbourne Invest SA(c)
6.88%, 11/26/24		529	552,805
4.70%, 01/22/28		200	199,000
Matterhorn Telecom SA, 4.00%, 11/15/27(f)	EUR	100	117,239
Millicom International Cellular SA
5.13%, 01/15/28(f)	USD	463	481,191
4.50%, 04/27/31(c)		400	410,200
SBA Communications Corp.(h)
4.88%, 09/01/24		956	967,950
3.88%, 02/15/27		939	968,372
Sprint Corp.
7.88%, 09/15/23		206	228,403
7.13%, 06/15/24(h)		333	376,290
7.63%, 03/01/26(h)		816	978,302
T-Mobile USA, Inc.
4.75%, 02/01/28(h)		626	660,430
2.63%, 02/15/29		471	466,879
2.88%, 02/15/31(h)		573	569,419
3.50%, 04/15/31		507	524,694
3.50%, 04/15/31(c)		462	478,124
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(c)(h)		577	583,685
VEON Holdings BV, 4.00%, 04/09/25(c)		200	207,250
VICI Properties LP/VICI Note Co., Inc.(c)
3.50%, 02/15/25		503	511,802
4.25%, 12/01/26(h)		1,187	1,229,530
3.75%, 02/15/27		534	548,685

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
VICI Properties LP/VICI Note Co., Inc.(c) (continued)
4.63%, 12/01/29(h)	USD	640	$682,800
4.13%, 08/15/30(h)		1,191	1,250,550
Vmed O2 UK Financing I PLC
4.00%, 01/31/29(f)	GBP	100	135,144
4.50%, 07/15/31(f)		100	137,197
4.75%, 07/15/31(c)	USD	962	966,810
VTR Comunicaciones SpA, 5.13%, 01/15/28(c)		178	184,931

			18,320,123

Total Corporate Bonds — 89.4% (Cost: $590,305,233)			604,949,985

Floating Rate Loan Interests(b)

Aerospace & Defense — 0.3%
Peraton Holding Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 02/01/29		370	377,400
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/01/28		1,086	1,087,206
Spirit Aerosystems, Inc.
2020 Term Loan B, (3 mo. LIBOR + 5.25%), 6.00%, 01/15/25		235	235,810
2021 Term Loan B, 0.00%, 01/15/25(p)		22	22,055

			1,722,471

Air Freight & Logistics — 0.0%
AIT Worldwide Logistics, Inc, 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 03/31/28		90	90,113

Airlines — 0.4%
AAdvantage Loyalty IP Ltd./American Airlines, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.50%, 04/20/28		786	818,451
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.25%, 08/11/28		449	453,396
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/21/27		223	237,357
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		381	405,552
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 04/21/28		826	836,908

			2,751,664

Auto Components — 0.0%
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/30/26		286	283,722

Banks — 0.1%
Directv Financing LLC, (3 mo. LIBOR + 5.00%, 0.75% Floor), 5.75%, 08/02/27		642	642,308

Security		Par (000)	Value

Building Products — 0.1%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%), 4.25%, 11/23/27	USD	118	$117,628
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 2.50%), 3.25%, 05/05/24		129	128,527
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 09/22/28		228	227,674
TPG VIII Elf Purchaser LLC, 2021 Term Loan B, 0.00%, 11/06/28(a)(p)		193	192,805

			666,634

Capital Markets — 0.1%
AQGEN Ascensus, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 7.00%, 08/02/29		171	169,717
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		104	104,510
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 7.50%, 04/07/28		274	281,708

			555,935

Chemicals — 0.3%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%), 5.50%, 08/27/26		490	494,246
Atotech BV, 2021 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.00%, 03/18/28		588	586,670
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 06/30/27		164	163,643
Invictus Technical Solutions LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.82%, 03/30/26		54	54,114
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 05/15/24		261	260,060
New Arclin U.S. Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 09/30/28		209	208,750
W.R. Grace & Co.-Conn., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.25%, 09/22/28		404	404,909

			2,172,392

Commercial Services & Supplies — 0.2%
Asurion LLC, 2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 3.34%, 12/23/26		94	92,751
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.34%, 12/12/25		93	93,291
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.50%, 05/30/25		115	115,346
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26(a)		66	63,867
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 4.09%, 08/27/25		1,253	1,254,636

			1,619,891

Construction & Engineering — 0.4%
Brand Industrial Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		2,420	2,397,545

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23	USD	112	$112,081

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 04/03/24		611	593,870
Charter NEX US, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 12/01/27		217	217,768

			811,638

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.59%, 01/29/27		80	79,521
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		112	111,751
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%), 5.00%, 01/15/27		223	222,990
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.50%), 9.50%, 11/02/28(a)		201	203,010

			617,272

Diversified Financial Services — 0.6%
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 4.59%, 07/31/26		120	119,865
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.88%, 02/17/23(a)		56	51,912
Delta TopCo, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 12/01/27		521	520,085
I-Logic Technologies Bidco Ltd., 2021 USD Term Loan B, (1 Week LIBOR + 4.00%), 4.50%, 02/16/28		124	124,933
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (3 mo. LIBOR + 5.75%), 6.25%, 09/21/29		34	34,453
2021 Term Loan, (1 mo. LIBOR + 3.00%), 3.50%, 09/22/28		210	209,475
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.75%, 12/18/27		61	59,790
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		972	973,299
Radiate Holdco LLC, 2021 Term Loan B, 0.00%, 09/25/26(p)		75	74,779
Veritas US, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 09/01/25		1,047	1,049,659
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 02/28/27		93	92,088
White Cap Buyer LLC, Term Loan B, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27		671	672,516

			3,982,854

Diversified Telecommunication Services — 0.4%
Frontier Communications Corp., 2021 DIP Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 05/01/28		372	371,386
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		107	107,992

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA (continued)
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24	USD	330	$333,257
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24		1,841	1,861,440
Northwest Fiber LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 3.83%, 04/30/27		44	43,669

			2,717,744

Entertainment — 0.1%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%), 7.00%, 11/12/25(a)		485	495,039

Health Care Equipment & Supplies — 0.2%
Chamberlain Group, Inc., Term Loan B, 0.00%, 11/03/28(p)		473	472,016
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.08%, 06/30/25		100	100,179
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	913	1,053,866

			1,626,061

Health Care Providers & Services — 0.3%
Da Vinci Purchaser Corp., 2019 Term Loan, (2 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27	USD	230	231,095
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.84%, 10/10/25		786	649,157
LifePoint Health, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.84%, 11/16/25		146	145,339
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 04/29/25		300	300,038
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%), 3.25%, 12/11/26		489	486,961

			1,812,590

Health Care Services — 0.0%
Medical Solutions LLC, 2021 2nd Lien Term Loan, 0.00%, 10/01/29(a)(p)		149	148,255

Health Care Technology — 0.1%
Athenahealth, Inc., 2021 Term Loan B1, (3 mo. LIBOR + 4.25%), 4.38%, 02/11/26		157	157,603
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.50%, 06/02/28		479	479,920

			637,523

Hotels, Restaurants & Leisure — 0.1%
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.50%), 3.25%, 10/04/23		212	211,157
Great Canadian Gaming Corp., Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.13%, 11/01/26		71	71,320
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/15/27		464	464,160

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Life Time Fitness, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 12/16/24	USD	100	$32,607
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 2.38%, 07/21/26		40	39,399

			818,643

Household Durables — 0.1%
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/06/28		347	343,964

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.09%, 08/12/26		45	43,952

Industrial Conglomerates — 0.2%
PSAV Holdings Corp., 2018 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25(a)		623	498,162
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		193	194,286
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 2.83%, 03/02/27		426	423,328

			1,115,776

Insurance — 0.3%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 05/09/25		249	246,832
2020 Term Loan B3, (1 mo. LIBOR + 3.75%), 4.25%, 11/05/27		175	174,837
2021 Term Loan B4, 0.00%, 11/19/27(p)		284	283,290
HUB International Ltd., 2021 Term Loan B, (3 mo. LIBOR + 3.25%), 3.38%, 04/25/25		243	242,393
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 09/01/27		235	235,679
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.34%, 12/31/25		177	175,009
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.84%, 09/03/26		275	273,922
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		202	202,205

			1,834,167

Interactive Media & Services — 0.1%
Camelot Finance SA, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		150	150,093
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 01/29/26		205	206,507

			356,600

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 11/08/27		293	292,896

IT Services — 0.3%
Banff Merger Sub, Inc.
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 5.50%), 6.00%, 02/27/26		529	534,951

Security		Par (000)	Value

IT Services (continued)
Banff Merger Sub, Inc. (continued)
2021 USD Term Loan, (3 mo. LIBOR + 3.75%), 3.88%, 10/02/25	USD	348	$345,327
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 10/30/26		202	201,181
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 4.00%), 4.75%, 12/01/27		337	337,956
Peak 10 Holding Corp.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 08/01/24		171	164,153
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.33%, 08/01/25		75	69,125
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.59%, 02/12/27		214	209,623
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.50%, 05/05/26		168	167,983

			2,030,299

Life Sciences Tools & Services — 0.1%
ICON Luxembourg Sarl
LUX Term Loan, (3 mo. LIBOR + 2.50%), 3.00%, 07/03/28		500	499,583
US Term Loan, (3 mo. LIBOR + 2.50%), 3.00%, 07/03/28		124	124,250
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.84%, 09/27/24		125	124,923

			748,756

Machinery — 0.4%
Filtration Group Corp., 2021 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 4.00%, 10/21/28		291	290,491
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.84%, 03/01/27		104	102,876
Madison IAQ LLC, Term Loan, (6 mo. LIBOR + 3.25%), 3.75%, 06/21/28		127	126,366
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.09%, 09/21/26		515	517,669
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.17%, 03/28/25		1,591	1,562,189

			2,599,591

Media — 0.4%
Altice Financing SA, 2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 2.87%, 07/15/25		44	42,902
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.12%, 08/14/26		206	204,778
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 08/21/26		872	858,052
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/11/26		234	234,196
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		90	85,996
MH Sub I LLC, 2021 2nd Lien Term Loan, (1 mo. LIBOR + 6.25%), 6.34%, 02/12/29		66	66,846
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 09/25/26		46	45,829
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.09%, 03/09/27		1,507	1,482,603

			3,021,202

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining — 0.0%
Grinding Media Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/12/28(a)	USD	120	$120,150

Oil, Gas & Consumable Fuels — 0.4%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%, 11/01/25		2,315	2,525,795
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		238	236,949
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.09%, 06/30/24(a)		17	9,463

			2,772,207

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2021 Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 03/27/28		738	718,671
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.09%, 06/02/25		155	154,687

			873,358

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 02/06/26		406	404,033

Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments, Inc., 2021 USD Term Loan, 0.00%, 10/21/28(p)		443	442,446

Software — 1.3%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 7.50%, 10/30/28		229	230,417
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%), 6.50%, 10/08/29(a)		341	341,000
2021 Term Loan, (1 mo. LIBOR + 3.75%), 4.25%, 10/08/28		974	971,565
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.43%, 05/28/24		315	307,473
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		117	119,954
2020 Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 07/30/27		320	319,581
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.88%, 03/11/28		152	150,946
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 5.00%), 5.75%, 07/27/28		1,012	1,004,410
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 9.00%, 07/27/29		530	524,700
Planview Parent, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 8.00%, 12/17/28		195	194,025
Proof Point, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 6.25%), 6.75%, 08/31/29(a)		457	466,140
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 08/31/28		309	307,594
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/22/28		415	414,004

Security		Par (000)	Value

Software (continued)
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.34%, 05/30/25	USD	18	$17,814
Sabre GLBL, Inc.
2021 Term Loan B1, (1 mo. LIBOR + 3.50%), 4.00%, 12/17/27		205	204,021
2021 Term Loan B2, (1 mo. LIBOR + 3.50%), 4.00%, 12/17/27		326	325,222
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 3.63%, 10/07/27		985	985,381
Sovos Compliance LLC, 2021 Term Loan, (3 mo. LIBOR + 4.50%), 5.00%, 08/11/28		192	193,083
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.84%, 04/16/25		71	70,126
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.84%, 04/16/25		104	102,971
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		40	39,925
Tibco Software Inc., 2021 Term Loan, 0.00%, 06/30/26(p)		744	731,598
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.34%, 03/03/28		232	232,406
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.84%, 05/04/26		305	305,513

			8,559,869

Specialty Retail — 0.1%
PetSmart, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%), 4.50%, 02/11/28		731	731,431
Staples, Inc., 7 Year Term Loan, (3 mo. LIBOR + 5.00%), 5.13%, 04/16/26		183	175,759

			907,190

Trading Companies & Distributors — 0.0%
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 01/31/28		130	129,147

Total Floating Rate Loan Interests — 7.9% (Cost: $53,033,247)			53,277,978

Foreign Agency Obligations

Argentina — 0.0%
Argentine Republic Government International Bond, 2.50%, 07/09/41(d)		802	274,798

Bahrain — 0.2%
Bahrain Government International Bond
7.00%, 01/26/26(f)		301	333,790
6.75%, 09/20/29(f)		265	285,836
5.25%, 01/25/33(c)		205	195,839
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(f)		230	261,625

			1,077,090

Colombia — 0.3%
Colombia Government International Bond
8.13%, 05/21/24		385	443,905
4.50%, 01/28/26(h)		542	579,703

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colombia (continued)
Colombia Government International
Bond (continued)
3.88%, 04/25/27(h)	USD	277	$287,699
3.13%, 04/15/31		580	544,221
4.13%, 05/15/51(h)		200	174,788

			2,030,316

Dominican Republic — 0.3%
Dominican Republic International Bond
5.95%, 01/25/27(f)		831	925,786
4.50%, 01/30/30(c)		593	599,227
4.88%, 09/23/32(c)		350	355,534
6.40%, 06/05/49(f)		271	287,226

			2,167,773

Egypt — 0.5%
Egypt Government International Bond
5.75%, 05/29/24(c)		450	462,938
5.88%, 06/11/25(f)		803	821,318
7.60%, 03/01/29(f)		968	969,210
6.38%, 04/11/31(c)	EUR	130	140,324
8.50%, 01/31/47(c)	USD	502	461,840
7.50%, 02/16/61(c)		200	169,000

			3,024,630

Ghana — 0.2%
Ghana Government International Bond
6.38%, 02/11/27(f)		353	314,170
7.75%, 04/07/29(c)		416	368,160
8.63%, 04/07/34(c)		525	459,375

			1,141,705

Guatemala — 0.0%
Guatemala Government Bond, 4.65%, 10/07/41(c)		200	203,063

Iceland — 0.5%
Iceland Government International Bond, 5.88%, 05/11/22(f)(h)		3,415	3,492,915

Indonesia — 0.2%
Indonesia Government International Bond(h)
4.10%, 04/24/28		717	797,797
5.35%, 02/11/49		295	378,001

			1,175,798

Mexico — 0.0%
Mexico Government International Bond, 3.75%, 01/11/28(h)		200	216,413

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(f)		250	259,403

Morocco — 0.1%
Morocco Government International Bond(c)
3.00%, 12/15/32		586	555,418
4.00%, 12/15/50		220	197,794

			753,212

Security		Par (000)	Value

Oman — 0.1%
Oman Government International Bond(f)
6.50%, 03/08/47	USD	309	$305,871
6.75%, 01/17/48		309	314,466

			620,337

Panama — 0.2%
Panama Government International Bond(h)
3.16%, 01/23/30		978	1,009,357
4.50%, 04/16/50		407	448,158

			1,457,515

Paraguay — 0.2%
Paraguay Government International Bond
4.70%, 03/27/27(f)		305	335,271
4.95%, 04/28/31(c)		220	246,372
5.40%, 03/30/50(c)		569	642,188

			1,223,831

Peru — 0.1%
Peruvian Government International Bond(h)
2.78%, 01/23/31		233	232,607
1.86%, 12/01/32		373	338,800

			571,407

Portugal — 0.6%
Portugal Government International Bond, 5.13%, 10/15/24(c)(h)		3,680	4,115,334

Qatar — 0.2%
Qatar Government International Bond
4.00%, 03/14/29(c)(h)		878	988,847
4.40%, 04/16/50(f)		200	244,000

			1,232,847

Romania — 0.1%
Romanian Government International Bond, 3.00%, 02/14/31(c)		538	540,791

Russia — 0.1%
Russian Foreign Bond - Eurobond(f)
4.75%, 05/27/26		200	224,412
4.25%, 06/23/27		600	665,400

			889,812

Saudi Arabia — 0.2%
Saudi Government International Bond
4.38%, 04/16/29(c)		200	228,600
4.50%, 04/17/30(f)(h)		762	884,682

			1,113,282

Sri Lanka — 0.1%
Sri Lanka Government International Bond(f)
6.85%, 03/14/24		400	261,200
7.85%, 03/14/29		400	251,825

			513,025

Ukraine — 0.2%
Ukraine Government International Bond
7.75%, 09/01/23(f)		221	235,683
8.99%, 02/01/24(f)		424	463,008
7.75%, 09/01/24(f)		280	301,402

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
7.75%, 09/01/25(f)	USD	226	$243,911
7.25%, 03/15/33(c)		371	377,098

			1,621,102

Uruguay — 0.0%
Uruguay Government International Bond, 4.98%, 04/20/55		198	253,305

Total Foreign Agency Obligations — 4.4% (Cost: $29,358,123)			29,969,704

Municipal Bonds

California — 0.0%
California County Tobacco Securitization Agency, Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/55(l)		1,230	245,800

Illinois — 0.2%
State of Illinois, GO, 5.10%, 06/01/33		800	929,878

Total Municipal Bonds — 0.2% (Cost: $999,349)			1,175,678

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 10.3%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 1.01%, 11/25/46(b)		4,586	1,865,400
CHL Mortgage Pass-Through Trust
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 0.74%, 07/25/37(b)		2,852	873,376
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,575	869,219
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 2.61%, 11/25/36(b)		1,472	1,417,502
COLT Mortgage Loan Trust(b)(c)
Series 2020-2, Class M1, 5.25%, 03/25/65		2,550	2,602,018
Series 2020-3, Class M1, 3.36%, 04/27/65		2,850	2,884,441
Countrywide Alternative Loan Trust
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 0.54%, 05/25/35(b)		1,664	1,542,005
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 0.49%, 12/25/36(b)		2,296	218,817
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		1,823	1,321,432
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 1.74%, 11/20/46(b)		3,603	2,753,960
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,996	1,245,199
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 0.94%, 11/25/46(b)		5,270	4,810,657
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.38%), 0.47%, 10/25/46(b)		3,585	3,502,833
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.24%), 0.33%, 12/25/46(b)		2,126	2,067,634
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.42%), 0.51%, 07/25/46(b)		4,042	3,204,626
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.38%), 0.47%, 07/25/46(b)		1,436	1,312,342
Series 2007-12T1, Class A22, 5.75%, 06/25/37		3,723	2,515,663
Series 2007-12T1, Class A5, 6.00%, 06/25/37		1,807	1,256,348
Series 2007-19, Class 1A1, 6.00%, 08/25/37		592	420,344
Series 2007-22, Class 2A16, 6.50%, 09/25/37		7,382	4,192,249

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust (continued)
Series 2007-23CB, Class A1, 6.00%, 09/25/37	USD	4,512	$3,304,570
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 0.44%, 04/25/37(b)		2,098	1,656,987
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 0.93%, 03/25/47(b)		2,485	2,260,586
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.40%), 0.49%, 04/25/46(b)		5,406	5,111,537
CSMC(b)(c)
Series 2011-4R, Class 1A2, (1 mo. LIBOR US + 1.50%), 1.59%, 09/27/37		1,660	1,540,495
Series 2021-NQM2, Class M1, 2.28%, 02/25/66		1,500	1,492,399
Ellington Financial Mortgage Trust, Series 2020-1, Class M1, 5.24%, 05/25/65(b)(c)		500	514,986
MFA Trust, Series 2021-NQM1, Class M1, 2.31%, 04/25/65(b)(c)		2,000	1,985,373
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.53%, 05/26/37(c)(d)		5,434	5,485,865
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(b)		7,074	2,244,045
Residential Asset Securitization Trust, Series 2006- A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 0.69%, 08/25/36(b)		6,356	702,947
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65(b)(c)		1,750	1,736,239
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65(b)(c)		1,057	1,067,066

			69,979,160

Commercial Mortgage-Backed Securities(c) — 0.7%
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36		2,000	2,173,475
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 0.36%, 07/25/37(b)		1,699	1,638,134
Extended Stay America Trust, Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 2.34%, 07/15/38(b)		328	329,114
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1 mo. LIBOR US + 1.00%), 1.09%, 04/25/31(b)		512	503,840

			4,644,563

Total Non-Agency Mortgage-Backed Securities — 11.0% (Cost: $82,458,834)			74,623,723

Preferred Securities

Capital Trusts — 6.8%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(b)(m)		395	455,237

Banks(b) — 2.2%
Al Ahli Bank of Kuwait KSCP, 7.25%(f)(m)		200	211,037
Banco Davivienda SA, 6.65%(c)(m)		200	208,663
Bank of East Asia Ltd., 5.88%(f)(m)		250	260,047
BBVA Bancomer SA, 5.13%, 01/18/33(f)		782	806,633
Burgan Bank SAK, 5.75%(f)(m)		250	253,641
CaixaBank SA, 6.38%(f)(m)	EUR	200	248,540

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
CIT Group, Inc., Series A, 5.80%(h)(m)	USD	282	$286,935
Industrial & Commercial Bank of China Ltd., 3.20%(f)(m)		210	211,480
ING Groep NV, 3.88%(m)		1,750	1,684,375
Kasikornbank PCL, 5.28%(f)(m)		246	255,655
Nanyang Commercial Bank Ltd., 5.00%(f)(m)		200	202,438
Nordea Bank Abp, 3.75%(c)(m)		560	541,800
Rizal Commercial Banking Corp., 6.50%(f)(m)		200	208,475
TMBThanachart Bank PCL, 4.90%(f)(m)		250	249,969
Wells Fargo & Co., Series S, 5.90%(h)(m)		8,800	9,382,208

			15,011,896

Diversified Financial Services(b)(m) — 3.8%
Banco Santander SA, 4.38%(f)	EUR	200	238,460
Bank of America Corp.(h)
Series AA, 6.10%	USD	2,880	3,168,000
Series X, 6.25%		5,535	6,033,150
Barclays PLC, 4.38%		585	575,523
Credit Suisse Group AG, 6.38%(c)		358	389,773
HSBC Holdings PLC, 6.00%(h)		695	754,506
JPMorgan Chase & Co.
Series FF, 5.00%(h)		1,025	1,060,875
Series HH, 4.60%		320	327,317
Series R, 6.00%		174	181,743
Morgan Stanley, Series H, 3.73%(h)		3,244	3,260,676
Natwest Group PLC, 6.00%(h)		1,185	1,309,935
Societe Generale SA(c)(h)
5.38%		3,000	3,187,500
6.75%		3,000	3,345,000
UBS Group AG, 3.88%(c)		1,750	1,738,187
Woori Bank, 4.25%(f)		250	257,469

			25,828,114

Diversified Telecommunication Services(b)(f)(m) — 0.1%
Koninklijke KPN NV, 2.00%	EUR	100	116,209
Telefonica Europe BV
5.88%		100	127,323
4.38%		100	124,265

			367,797

Electric Utilities — 0.4%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(b)(h)	USD	2,500	2,902,356

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26(f)	EUR	100	118,052

Insurance — 0.0%
Heungkuk Life Insurance Co. Ltd., 4.48%(b)(f)(m)	USD	200	200,975

Oil, Gas & Consumable Fuels(b)(f)(m) — 0.1%
Abertis Infraestructuras Finance BV, 3.25%	EUR	100	118,069
Repsol International Finance BV, 4.25%		100	124,878

			242,947

Real Estate Management & Development(b)(f)(m) — 0.1%
Aroundtown SA, 3.38%.		100	119,814
Citycon OYJ, 4.50%		100	117,767
Heimstaden Bostad AB, 3.00%		100	110,373

			347,954

Security		Par (000)	Value

Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(b)(f)(m)	EUR	100	$112,276

Utilities — 0.0%
Electricite de France SA, 3.00%(b)(f)(m)		200	237,464

Total Capital Trusts — 6.8%			45,825,068

		Shares

Preferred Stocks — 3.8%(m)

Capital Markets(b) — 2.3%
Goldman Sachs Group, Inc., Series J, 5.50%		395,017	10,618,057
Morgan Stanley
Series F, 6.88%		100,000	2,825,000
Series K, 5.85%		60,125	1,771,283

			15,214,340

Equity Real Estate Investment Trusts (REITs) — 1.5%
Firstar Realty LLC, 8.88%(c)		10,000	10,375,000

Total Preferred Stocks — 3.8%			25,589,340

Total Preferred Securities — 10.6% (Cost: $70,328,582)			71,414,408

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.1%
Peruvian Government International Bond, 3.00%, 01/15/34	USD	308	304,612

Collateralized Mortgage Obligations — 1.0%
Government National Mortgage Association, Series 2017-136, Class GB, 3.00%, 03/20/47		1,192	1,217,926
Uniform Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44		5,398	5,839,839

			7,057,765

Mortgage-Backed Securities — 20.7%
Uniform Mortgage-Backed Securities
4.50%, 11/01/23 - 07/01/55(h)(q)		23,567	26,126,007
4.00%, 02/01/34 - 04/01/56(h)		23,856	26,307,181
2.00%, 11/01/50 - 06/01/51(h)		27,835	27,850,639
2.50%, 11/10/51(q)		58,000	59,566,680

			139,850,507

Total U.S. Government Sponsored Agency Securities — 21.8% (Cost: $145,826,677)			147,212,884

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Warrants

Entertainment — 0.0%
Aviron Capital LLC (Expires 12/16/31)(a)		10	$—

Total Warrants — 0.0% (Cost: $ — )			—

Total Long-Term Investments — 157.8% (Cost: $1,049,529,971)			1,067,383,958

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(r)(s)		36,212,415	36,212,415

Total Short-Term Securities — 5.3% (Cost: $36,212,415)			36,212,415

Options Purchased — 0.6% (Cost: $4,103,918)			3,997,683

Total Investments Before TBA Sale Commitments and Options Written — 163.7% (Cost: $1,089,846,304)			1,107,594,056

		Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (0.0)%
Uniform Mortgage-Backed Securities, 4.50%, 11/10/51(q)	USD	(58)	(62,692)

Total TBA Sale Commitments — (0.0)% (Proceeds: $(62,808))			(62,692)

Options Written — (0.8)% (Premiums Received: $(4,969,771))			(5,725,185)

Total Investments, Net of TBA Sale Commitments and Options Written — 162.9% (Cost: $1,084,813,725)			1,101,806,179

Liabilities in Excess of Other Assets — (62.9)%			(425,414,794)

Net Assets — 100.0%			$676,391,385

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Rounds to less than 1,000.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Non-income producing security.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Perpetual security with no stated maturity date.
(n)	When-issued security.
(o)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Represents or includes a TBA transaction.
(r)	Affiliate of the Trust.
(s)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$17,576,490	$18,635,925	(a)	$—	$—	$—	$36,212,415	36,212,415	$2,381	$—

(a)	Represents net amount purchased (sold).

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A	0.65	%(b)	05/19/21	Open		$748,294	$ 750,415	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	05/19/21	Open		97,606	97,968	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.27	(b)	05/28/21	Open		218,729	218,980	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		127,635	127,939	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		573,530	574,909	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		405,300	406,265	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/02/21	Open		786,097	787,970	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		543,206	544,573	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		292,110	292,867	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		251,940	252,574	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		335,723	336,567	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/02/21	Open		806,310	808,430	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		2,895,220	2,903,113	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		1,138,467	1,141,571	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		1,974,239	1,979,621	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		563,040	564,575	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		715,365	717,315	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		413,400	414,527	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/02/21	Open		941,162	943,728	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/02/21	Open		355,980	356,995	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	06/02/21	Open		36,025	36,146	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/03/21	Open		4,011,200	4,020,716	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		1,463,040	1,466,698	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		703,972	705,732	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/03/21	Open		815,797	817,837	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	06/03/21	Open		1,027,055	1,029,751	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		1,803,527	1,808,412	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		875,617	877,989	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		1,358,224	1,361,902	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		640,628	642,363	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		987,806	990,482	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/03/21	Open		374,303	375,316	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		889,080	891,599	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		785,826	788,053	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		64,940	65,124	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		237,015	237,687	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/03/21	Open		1,106,560	1,109,695	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		824,722	827,094	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		688,905	690,886	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		706,869	708,901	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		699,279	701,289	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	06/03/21	Open		1,051,121	1,054,143	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	06/03/21	Open		2,312,310	2,319,054	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.72	(b)	06/03/21	Open		768,560	770,866	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	06/03/21	Open		846,875	849,521	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		1,066,007	1,068,402	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	06/04/21	Open		413,229	414,157	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.58	(b)	06/04/21	Open		568,488	569,834	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.58	(b)	06/04/21	Open		654,439	655,989	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/04/21	Open		971,827	974,208	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	06/04/21	Open		1,537,069	1,540,835	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/04/21	Open		493,870	495,181	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	06/04/21	Open		1,123,875	1,126,996	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/07/21	Open		318,553	319,398	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	06/08/21	Open		1,111,993	1,113,336	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		768,281	769,828	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		851,200	852,914	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		1,713,319	1,716,769	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		1,246,087	1,248,597	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		548,885	549,990	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		638,691	639,978	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	0.50	%(b)	06/08/21	Open		$1,234,494	$ 1,236,980	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		568,215	569,359	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		730,412	731,883	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		590,550	591,739	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		186,900	187,276	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		724,066	725,524	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		556,140	557,260	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		561,720	562,851	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		540,940	542,029	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		737,100	738,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		602,950	604,164	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		508,500	509,524	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		876,437	878,203	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		771,192	772,746	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/08/21	Open		1,240,035	1,242,550	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/08/21	Open		195,122	195,358	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	06/08/21	Open		322,288	322,677	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.75	(b)	06/08/21	Open		656,906	658,891	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		512,031	512,862	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		447,435	448,161	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		367,031	367,627	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		513,523	514,356	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		503,815	504,632	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		376,188	376,798	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		607,104	608,089	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		369,075	369,674	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		132,076	132,289	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		646,121	647,162	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		606,365	607,342	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		1,082,812	1,084,557	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		544,620	545,497	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		43,394	43,464	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		853,979	855,355	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		316,350	316,860	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		291,094	291,563	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		1,617,724	1,620,330	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		1,260,682	1,262,714	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/08/21	Open		399,630	400,274	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.25	(b)	06/09/21	Open		377,319	377,696	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	0.30	(b)	06/09/21	Open		1,881,487	1,883,745	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.30	(b)	06/09/21	Open		3,030,812	3,034,449	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	0.50	(b)	06/09/21	Open		8,250,000	8,266,500	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	06/09/21	Open		6,562,500	6,575,625	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		689,081	690,459	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		593,583	594,770	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		182,239	182,603	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/09/21	Open		726,250	727,703	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/09/21	Open		711,220	712,017	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/09/21	Open		457,714	458,446	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/09/21	Open		255,278	255,686	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/09/21	Open		195,428	195,740	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/09/21	Open		145,991	146,225	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/09/21	Open		158,415	158,668	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	06/09/21	Open		650,000	651,170	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.30	(b)	06/11/21	Open		3,001,087	3,004,589	Capital Trusts	Open/Demand
Barclays Bank PLC	0.30	(b)	06/11/21	Open		1,071,250	1,072,500	Capital Trusts	Open/Demand
Barclays Bank PLC	0.30	(b)	06/11/21	Open		3,192,922	3,196,647	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.35	(b)	06/11/21	Open		4,020,000	4,025,472	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	06/11/21	Open		1,832,500	1,836,063	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	06/11/21	Open		2,538,750	2,543,686	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	06/11/21	Open		507,919	508,906	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	06/11/21	Open		1,732,500	1,735,869	Corporate Bonds	Open/Demand

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Bank PLC	0.55	%(b)	06/11/21	Open		$728,113	$ 729,670	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.55	(b)	06/11/21	Open		383,906	384,727	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		359,599	360,298	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		1,402,992	1,405,721	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/11/21	Open		323,549	324,178	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		1,795,937	1,797,893	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		605,625	606,284	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		384,125	384,543	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.28	(b)	06/11/21	Open		2,625,000	2,627,858	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	06/11/21	Open		266,050	266,464	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/18/21	Open		89,700	89,869	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	06/18/21	Open		1,228,580	1,231,530	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/23/21	Open		852,825	854,377	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.30	(b)	06/29/21	Open		205,275	205,487	Capital Trusts	Open/Demand
Barclays Bank PLC	0.30	(b)	06/29/21	Open		1,309,800	1,311,153	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.30	(b)	06/29/21	Open		4,236,937	4,241,316	Capital Trusts	Open/Demand
Barclays Bank PLC	0.30	(b)	06/29/21	Open		691,145	691,859	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.30	(b)	06/29/21	Open		1,992,500	1,994,559	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.45	(b)	06/29/21	Open		644,425	645,424	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	06/29/21	Open		2,583,750	2,588,200	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	06/29/21	Open		2,879,050	2,884,008	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	06/29/21	Open		880,175	881,691	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	06/29/21	Open		1,030,950	1,032,726	Capital Trusts	Open/Demand
Barclays Bank PLC	0.55	(b)	06/29/21	Open		601,976	603,117	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		527,088	527,995	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,718,640	1,721,600	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		661,458	662,597	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		941,332	942,954	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		793,760	795,127	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		1,215,982	1,218,077	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		662,905	664,047	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/29/21	Open		763,875	765,191	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/06/21	Open		1,655,280	1,657,432	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/06/21	Open		1,171,970	1,173,494	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/06/21	Open		1,066,155	1,067,541	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/09/21	Open		1,094,919	1,096,622	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/09/21	Open		346,750	347,343	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/09/21	Open		388,643	389,428	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/12/21	Open		1,404,434	1,407,248	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	07/13/21	Open		804,151	805,626	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/13/21	Open		575,456	576,160	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/14/21	Open		1,089,485	1,090,969	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	07/14/21	Open		1,122,367	1,124,067	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.29	(b)	07/15/21	Open		845,487	846,223	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.43	(b)	07/15/21	Open		877,200	878,332	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/15/21	Open		538,750	539,477	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	07/15/21	Open		580,731	581,515	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	07/15/21	Open		159,980	160,244	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/15/21	Open		762,187	763,742	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	(b)	07/15/21	Open		566,224	567,837	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		596,250	596,697	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		2,901,565	2,903,741	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,749,375	1,750,687	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		861,000	861,646	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		2,121,875	2,123,466	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		458,000	458,343	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		369,675	369,952	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,078,000	1,078,809	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		757,750	758,318	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		808,500	809,106	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		530,438	530,835	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		853,012	853,652	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	0.25	%(b)	07/15/21	Open		$124,875	$ 124,969	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		447,836	448,172	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		425,500	425,819	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		2,710,500	2,712,533	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		897,187	897,860	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		538,945	539,349	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,007,812	1,008,568	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		678,438	678,946	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		721,912	722,454	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		480,500	480,860	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		492,500	492,869	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		508,000	508,381	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		485,000	485,364	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,017,000	1,017,763	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		780,937	781,523	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		554,375	554,791	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		2,949,019	2,951,231	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		555,100	555,516	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,304,687	1,305,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		394,975	395,271	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		293,125	293,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		595,000	595,446	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		2,646,000	2,647,985	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,161,250	1,162,121	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		1,340,800	1,341,806	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/15/21	Open		318,150	318,389	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	07/16/21	Open		743,437	744,457	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	07/16/21	Open		679,655	680,587	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	07/16/21	Open		718,275	719,260	Corporate Bonds	Open/Demand
Barclays Bank PLC	(0.25	)(b)	07/19/21	Open		177,500	177,372	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/20/21	Open		500,894	501,969	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		464,846	465,378	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		492,769	493,333	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		532,703	533,312	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		504,175	504,752	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		462,070	462,599	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		486,570	487,127	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/20/21	Open		523,933	524,532	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.50	)(b)	07/21/21	Open		684,687	683,718	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.00	(b)	07/21/21	Open		161,000	161,000	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/22/21	Open		1,114,296	1,116,328	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/22/21	Open		607,050	608,157	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/22/21	Open		1,104,327	1,106,341	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	07/22/21	Open		1,240,720	1,242,983	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	07/22/21	Open		680,024	681,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	07/22/21	Open		403,133	403,913	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	07/22/21	Open		561,229	562,315	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	07/22/21	Open		6,216,852	6,229,062	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.72	(b)	07/22/21	Open		731,737	733,216	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/22/21	Open		681,150	682,583	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		811,325	813,146	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		1,327,450	1,330,429	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		1,346,754	1,349,776	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		551,103	552,339	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/22/21	Open		787,800	789,568	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.25	(b)	07/22/21	Open		327,630	327,860	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		147,900	148,066	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		646,380	647,105	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		315,563	315,917	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		187,208	187,418	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		167,580	167,768	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		886,559	887,554	Corporate Bonds	Open/Demand

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	0.40	%(b)	07/22/21	Open		$452,078	$ 452,585	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		249,851	250,132	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		114,180	114,308	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		402,720	403,172	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		1,366,540	1,368,074	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		1,132,115	1,133,385	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		843,526	844,473	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		515,235	515,813	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		372,300	372,718	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		194,618	194,836	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		176,245	176,443	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		3,416,250	3,420,084	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		502,226	502,790	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		1,146,360	1,147,646	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		81,875	81,967	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		420,090	420,561	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		829,170	830,101	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		103,320	103,436	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		178,094	178,294	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		137,318	137,472	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		270,300	270,603	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		378,000	378,424	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/22/21	Open		99,325	99,436	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.34	(b)	07/23/21	Open		756,845	757,546	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.34	(b)	07/23/21	Open		620,800	621,375	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.35	(b)	07/23/21	Open		610,435	611,017	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.35	(b)	07/23/21	Open		577,969	578,519	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.35	(b)	07/23/21	Open		603,838	604,413	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.37	(b)	07/23/21	Open		590,388	590,982	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.37	(b)	07/23/21	Open		565,756	566,326	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00	)(b)	07/26/21	Open		47,818	47,431	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/27/21	Open		660,935	661,640	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		908,406	909,118	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		13,744	13,755	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.30	(b)	07/29/21	Open		415,013	415,338	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.40	(b)	07/29/21	Open		1,022,805	1,023,873	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		251,590	251,918	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		845,575	846,679	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		981,776	983,058	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		904,812	905,994	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		498,438	499,088	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		129,060	129,228	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		612,763	613,562	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		1,780,120	1,782,444	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		895,747	896,917	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		29,800	29,839	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		163,445	163,658	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		1,342,120	1,343,872	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		261,184	261,525	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		232,298	232,601	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		522,675	523,357	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		388,068	388,574	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		891,800	892,964	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		118,140	118,294	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		1,085,256	1,086,673	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	0.50	%(b)	07/29/21	Open		$223,355	$ 223,647	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/29/21	Open		673,344	674,223	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.25	(b)	07/29/21	Open		1,231,250	1,232,054	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.25	(b)	07/29/21	Open		863,917	864,481	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate & Investment Bank	0.25	(b)	07/29/21	Open		572,500	572,874	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.27	(b)	07/29/21	Open		391,738	392,014	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate & Investment Bank	0.27	(b)	07/29/21	Open		953,550	954,222	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate & Investment Bank	0.27	(b)	07/29/21	Open		310,989	311,208	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate & Investment Bank	0.27	(b)	07/29/21	Open		553,875	554,265	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.30	(b)	07/29/21	Open		1,477,500	1,478,657	Capital Trusts	Open/Demand
Credit Agricole Corporate & Investment Bank	0.32	(b)	07/29/21	Open		672,645	673,207	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	07/29/21	Open		863,651	864,553	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/03/21	Open		1,298,400	1,300,005	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/03/21	Open		531,019	531,675	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/03/21	Open		320,070	320,466	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	08/03/21	Open		1,312,905	1,314,203	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	08/03/21	Open		324,370	324,691	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/04/21	Open		192,270	192,505	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	08/04/21	Open		387,603	387,981	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	08/09/21	Open		1,701,976	1,703,938	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(3.00	)(b)	08/13/21	Open		204,600	203,287	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	08/13/21	Open		472,699	473,174	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.34	(b)	08/13/21	Open		408,288	408,584	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.37	(b)	08/19/21	Open		567,665	568,097	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	08/23/21	Open		845,325	845,982	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/25/21	Open		266,438	266,685	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/14/21	Open		371,794	372,109	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	09/15/21	Open		94,105	94,154	Corporate Bonds	Open/Demand
Credit Agricole Corporate & Investment Bank	0.34	(b)	09/16/21	Open		464,310	464,507	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	09/17/21	Open		251,585	251,441	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/20/21	Open		750,120	750,547	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/20/21	Open		707,000	707,403	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	09/22/21	Open		261,750	261,866	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	10/01/21	Open		504,875	505,060	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.50	(b)	10/06/21	Open		907,705	908,033	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/12/21	Open		1,648,211	1,648,646	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/12/21	Open		1,022,351	1,022,691	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	10/12/21	Open		875,506	875,691	Corporate Bonds	Open/Demand
BofA Securities, Inc.	0.08		10/13/21	11/10/21		45,220	45,222	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		44,946	44,948	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		276,369	276,380	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		58,836	58,838	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		2,060,409	2,060,492	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		41,429	41,431	U.S. Government Sponsored Agency Securities	Up to 30 Days

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	0.08%		10/13/21	11/10/21		$34,125	$ 34,126	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		423,908	423,925	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		2,282,556	2,282,647	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		1,663,621	1,663,688	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		630,203	630,228	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		2,222,495	2,222,584	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		198,411	198,419	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		1,080,718	1,080,761	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		1,316,140	1,316,193	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		3,828,180	3,828,333	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		183,466	183,473	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		314,933	314,945	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		37,267	37,269	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		209,292	209,301	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		43,934	43,936	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		4,050,334	4,050,496	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		2,317,979	2,318,072	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		5,042,747	5,042,949	U.S. Government Sponsored Agency Securities	Up to 30 Days
BofA Securities, Inc.	0.08		10/13/21	11/10/21		750,305	750,335	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate & Investment Bank	0.08		10/13/21	11/10/21		7,307,582	7,307,874	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate & Investment Bank	0.08		10/13/21	11/10/21		6,602,572	6,602,837	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate & Investment Bank	0.08		10/13/21	11/10/21		9,004,100	9,004,461	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate & Investment Bank	0.08		10/13/21	11/10/21		5,372,343	5,372,558	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.08		10/13/21	11/10/21		3,129,932	3,130,057	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.08		10/13/21	11/10/21		10,124,037	10,124,442	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.08		10/13/21	11/10/21		7,105,576	7,105,861	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	0.50	(b)	10/18/21	Open		326,500	326,559	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.33	(b)	10/18/21	Open		763,605	763,696	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.50	(b)	10/18/21	Open		278,731	278,782	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.45	(b)	10/20/21	Open		557,583	557,666	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	(0.60	)(b)	10/20/21	Open		203,524	203,486	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/22/21	Open		811,125	811,204	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/22/21	Open		414,775	414,815	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	10/22/21	Open		986,425	986,614	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	10/22/21	Open		1,053,026	1,053,108	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	10/22/21	Open		881,125	881,194	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Bank PLC	0.55	%(b)	10/26/21	Open		$472,142	$ 472,186	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	10/27/21	Open		795,375	795,415	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	10/27/21	Open		482,588	482,617	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	10/28/21	Open		121,181	121,186	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.10	(b)	10/28/21	Open		433,613	433,616	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.11	(b)	10/28/21	Open		239,951	239,953	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		881,182	881,194	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		270,663	270,666	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		127,065	127,067	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		904,162	904,174	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		488,700	488,706	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		132,368	132,369	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		497,164	497,170	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		413,131	413,136	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		366,420	366,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		547,515	547,522	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	10/28/21	Open		209,950	209,953	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.47	(b)	10/28/21	Open		458,495	458,513	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.55	(b)	10/28/21	Open		1,305,390	1,305,450	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/28/21	Open		715,230	715,266	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	10/28/21	Open		150,023	150,036	Corporate Bonds	Open/Demand

						$386,361,124	$ 386,819,640

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Bund	8	12/08/21	$1,555	$(42,270)
90-Day Eurodollar	419	12/18/23	103,189	(520,105)

				(562,375)

Short Contracts
10-Year U.S. Treasury Note	919	12/21/21	120,073	1,206,069
10-Year U.S. Ultra Long Treasury Note	330	12/21/21	47,845	1,015,863
U.S. Long Bond	30	12/21/21	4,824	47,111
Ultra U.S. Treasury Bond	321	12/21/21	63,056	(548,535)
2-Year U.S. Treasury Note	808	12/31/21	177,129	82,583
5-Year U.S. Treasury Note	1,138	12/31/21	138,489	1,289,693
90-Day Eurodollar	477	12/16/24	117,276	328,641

				3,421,425

				$2,859,050

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	6,754,089	EUR	5,694,500	Bank of America N.A.	12/15/21	$164,425
USD	116,882	EUR	101,000	BNP Paribas SA	12/15/21	5
USD	6,745,283	EUR	5,694,500	BNP Paribas SA	12/15/21	155,619
USD	106,181	EUR	91,000	JPMorgan Chase Bank N.A.	12/15/21	876
USD	2,256,760	GBP	1,629,000	Natwest Markets PLC	12/15/21	27,058

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,142,241	GBP	2,990,000	Natwest Markets PLC	12/15/21	$49,664
USD	151,134	EUR	130,000	State Street Bank and Trust Co.	01/20/22	546

						398,193

USD	77,850	CAD	98,000	Bank of America N.A.	12/15/21	(1,341)
USD	1,157	EUR	1,000	BNP Paribas SA	12/15/21	—
USD	115,871	GBP	85,000	State Street Bank and Trust Co.	12/15/21	(473)

						(1,814)

						$396,379

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
10-Year U.S. Treasury Note Future	4	11/26/21	USD	133.00	USD	523	$250

Put
10-Year U.S. Treasury Note Future	47	11/26/21	USD	133.00	USD	6,141	110,891

							$111,141

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust

Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
5-Year Interest Rate Swap, 03/30/27	3-Month LIBOR, 0.13%	Quarterly	1.31%	Semi-Annual	Barclays Bank PLC	03/28/22	1.31%	USD	10,560	$89,270
5-Year Interest Rate Swap, 04/07/27	3-Month LIBOR, 0.13%	Quarterly	1.53%	Semi-Annual	JPMorgan Chase Bank N.A.	04/05/22	1.53	USD	5,710	84,995
5-Year Interest Rate Swap, 04/10/27	3-Month LIBOR, 0.13%	Quarterly	1.39%	Semi-Annual	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	11,220	119,181
5-Year Interest Rate Swap, 04/30/27	3-Month LIBOR, 0.13%	Quarterly	1.20%	Semi-Annual	Bank of America N.A.	04/28/22	1.20	USD	15,640	101,383
5-Year Interest Rate Swap, 07/03/27	3-Month LIBOR, 0.13%	Quarterly	1.32%	Semi-Annual	JPMorgan Chase Bank N.A.	07/01/22	1.32	USD	12,400	120,197
10-Year Interest Rate Swap, 06/26/34	3-Month LIBOR, 0.13%	Quarterly	1.97%	Semi-Annual	Goldman Sachs International	06/24/24	1.97	USD	1,940	96,558
10-Year Interest Rate Swap, 06/30/34	3-Month LIBOR, 0.13%	Quarterly	2.00%	Semi-Annual	Goldman Sachs International	06/28/24	2.00	USD	1,940	99,672
10-Year Interest Rate Swap, 07/24/34	3-Month LIBOR, 0.13%	Quarterly	1.68%	Semi-Annual	Goldman Sachs International	07/22/24	1.68	USD	1,970	71,743
10-Year Interest Rate Swap, 07/31/34	3-Month LIBOR, 0.13%	Quarterly	1.55%	Semi-Annual	Bank of America N.A.	07/29/24	1.55	USD	3,360	106,208
10-Year Interest Rate Swap, 08/04/34	3-Month LIBOR, 0.13%	Quarterly	1.68%	Semi-Annual	Wells Fargo Bank, National Association	08/02/24	1.68	USD	2,010	73,922
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.13%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,220	40,127
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.13%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,480	26,751
10-Year Interest Rate Swap, 04/09/36	3-Month LIBOR, 0.13%	Quarterly	2.60%	Semi-Annual	Deutsche Bank AG	04/07/26	2.60	USD	2,920	266,264
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.13%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,640	54,862
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.13%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,250	54,261

										1,405,394

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty					Value

Put
5-Year Interest Rate Swap, 03/30/27	1.31%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	03/28/22	1.31%	USD	10,560	$118,958
5-Year Interest Rate Swap, 04/07/27	1.53%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	04/05/22	1.52	USD	5,710	41,732
5-Year Interest Rate Swap, 04/10/27	1.39%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	04/08/22	1.39	USD	11,220	112,952
10-Year Interest Rate Swap, 04/23/32	1.90%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	04/21/22	1.90	USD	18,815	212,482
5-Year Interest Rate Swap, 07/03/27	1.32%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	07/01/22	1.32	USD	12,400	193,855
5-Year Interest Rate Swap, 07/08/27	1.45%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	07/06/22	1.45	USD	12,400	159,436
5-Year Interest Rate Swap, 07/17/27	1.25%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Bank of America N.A.	07/15/22	1.25	USD	13,390	244,332
10-Year Interest Rate Swap, 06/26/34	1.97%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	06/24/24	1.97	USD	1,940	78,848
10-Year Interest Rate Swap, 06/30/34	2.00%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	06/28/24	2.00	USD	1,940	76,812
10-Year Interest Rate Swap, 07/24/34	1.68%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	07/22/24	1.68	USD	1,970	106,956
					Wells Fargo Bank,
10-Year Interest Rate Swap, 08/04/34	1.68%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	National Association	08/02/24	1.68	USD	2,010	109,196
10-Year Interest Rate Swap, 08/07/34	1.80%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	08/05/24	1.80	USD	4,760	232,107
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,480	158,418
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,220	237,627
10-Year Interest Rate Swap, 04/09/36	2.60%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	04/07/26	2.60	USD	2,920	94,612
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,640	178,928
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,250	123,897

										2,481,148

										$3,886,542

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
10-Year U.S. Treasury Note Future	47	11/26/21	USD	136.00	USD	6,141	$(734)
10-Year U.S. Treasury Note Future	4	11/26/21	USD	134.50	USD	523	(63)

							(797)

Put
10-Year U.S. Treasury Note Future	94	11/26/21	USD	131.00	USD	12,282	(73,437)

							$(74,234)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Call
10-Year Interest Rate Swap, 11/06/31	1.00%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	11/04/21	1.00%	USD	4,760	$—

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Call (continued)
10-Year Interest Rate Swap, 11/14/31	1.30%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	11/12/21	1.30%	USD	4,960	$(781)
2-Year Interest Rate Swap, 01/12/24	0.51%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	31,490	(19,482)
10-Year Interest Rate Swap, 01/29/32	1.00%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	01/27/22	1.00	USD	3,040	(3,090)
10-Year Interest Rate Swap, 01/29/32	1.25%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Bank of America N.A.	01/27/22	1.25	USD	2,790	(8,850)
10-Year Interest Rate Swap, 02/20/32	1.62%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Bank of America N.A.	02/18/22	1.62	USD	2,680	(41,765)
2-Year Interest Rate Swap, 03/03/24	0.51%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	03/01/22	0.51	USD	27,330	(22,891)
2-Year Interest Rate Swap, 03/05/24	0.52%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Citibank N.A.	03/03/22	0.52	USD	13,980	(12,229)
2-Year Interest Rate Swap, 03/23/24	0.56%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	03/21/22	0.56	USD	13,980	(15,654)
2-Year Interest Rate Swap, 03/25/24	0.57%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	03/23/22	0.57	USD	27,410	(31,638)
2-Year Interest Rate Swap, 04/03/24	0.61%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	04/01/22	0.61	USD	37,640	(50,667)
10-Year Interest Rate Swap, 04/23/32	1.25%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	04/21/22	1.25	USD	18,815	(116,694)
5-Year Interest Rate Swap, 04/24/27	0.90%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Bank of America N.A.	04/22/22	0.90	USD	7,820	(18,036)
5-Year Interest Rate Swap, 04/30/27	0.90%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Bank of America N.A.	04/28/22	0.90	USD	23,470	(55,429)
10-Year Interest Rate Swap, 06/09/32	1.40%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	06/07/22	1.40	USD	3,615	(41,262)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	08/08/22	0.72	USD	1,150	(2,708)
10-Year Interest Rate Swap, 09/03/32	1.53%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	09/01/22	1.53	USD	5,650	(101,641)
10-Year Interest Rate Swap, 10/09/32	1.80%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	10/07/22	1.80	USD	2,840	(89,117)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	2,145	(14,790)
10-Year Interest Rate Swap, 10/15/32	1.80%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	10/13/22	1.80	USD	2,840	(88,665)
2-Year Interest Rate Swap, 10/27/24	1.24%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	13,510	(83,046)
2-Year Interest Rate Swap, 10/27/24	1.24%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	9,010	(55,128)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	12/16/22	1.23	USD	1,980	(22,734)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Goldman Sachs International	12/16/22	1.24	USD	1,980	(23,325)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Citibank N.A.	12/30/22	1.25	USD	2,180	(26,782)
10-Year Interest Rate Swap, 01/11/33	1.44%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	01/09/23	1.44	USD	3,990	(71,037)
10-Year Interest Rate Swap, 03/03/33	2.01%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Bank of America N.A.	03/01/23	2.01	USD	4,170	(189,359)
30-Year Interest Rate Swap, 09/19/54	1.85%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Deutsche Bank AG	09/17/24	1.85	USD	1,330	(154,118)
30-Year Interest Rate Swap, 10/02/54	2.00%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	Barclays Bank PLC	09/30/24	2.00	USD	930	(126,491)
30-Year Interest Rate Swap, 10/21/56	1.98%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	JPMorgan Chase Bank N.A.	10/19/26	1.97	USD	540	(83,382)

										(1,570,791)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Put
10-Year Interest Rate Swap, 11/14/31	3-Month LIBOR, 0.13%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	11/12/21	1.50%	USD	4,960	$(48,508)
2-Year Interest Rate Swap, 12/08/23	3-Month LIBOR, 0.13%	Quarterly	0.50%	Semi-Annual	Barclays Bank PLC	12/06/21	0.50	USD	11,710	(59,787)
2-Year Interest Rate Swap, 12/12/23	3-Month LIBOR, 0.13%	Quarterly	0.45%	Semi-Annual	Deutsche Bank AG	12/10/21	0.45	USD	11,609	(72,173)
2-Year Interest Rate Swap, 01/12/24	3-Month LIBOR, 0.13%	Quarterly	0.51%	Semi-Annual	Morgan Stanley & Co. International PLC	01/10/22	0.51	USD	31,490	(204,559)
2-Year Interest Rate Swap, 01/21/24	3-Month LIBOR, 0.13%	Quarterly	0.50%	Semi-Annual	Deutsche Bank AG	01/19/22	0.50	USD	8,010	(56,379)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.13%	Quarterly	1.25%	Semi-Annual	Bank of America N.A.	01/27/22	1.25	USD	2,790	(105,235)
10-Year Interest Rate Swap, 01/29/32	3-Month LIBOR, 0.13%	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	01/27/22	1.50	USD	3,040	(61,101)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.13%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/07/22	1.60	USD	3,700	(59,120)
10-Year Interest Rate Swap, 02/20/32	3-Month LIBOR, 0.13%	Quarterly	1.62%	Semi-Annual	Bank of America N.A.	02/18/22	1.62	USD	2,680	(43,335)
2-Year Interest Rate Swap, 02/27/24	3-Month LIBOR, 0.13%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	02/25/22	0.75	USD	43,910	(222,713)
2-Year Interest Rate Swap, 03/03/24	3-Month LIBOR, 0.13%	Quarterly	0.51%	Semi-Annual	Deutsche Bank AG	03/01/22	0.51	USD	27,330	(232,162)
2-Year Interest Rate Swap, 03/05/24	3-Month LIBOR, 0.13%	Quarterly	0.52%	Semi-Annual	Citibank N.A.	03/03/22	0.52	USD	13,980	(117,775)
2-Year Interest Rate Swap, 03/23/24	3-Month LIBOR, 0.13%	Quarterly	0.56%	Semi-Annual	Deutsche Bank AG	03/21/22	0.56	USD	13,980	(117,196)
2-Year Interest Rate Swap, 03/25/24	3-Month LIBOR, 0.13%	Quarterly	0.57%	Semi-Annual	Deutsche Bank AG	03/23/22	0.57	USD	27,410	(228,170)
2-Year Interest Rate Swap, 04/03/24	3-Month LIBOR, 0.13%	Quarterly	0.61%	Semi-Annual	JPMorgan Chase Bank N.A.	04/01/22	0.61	USD	37,640	(305,850)
2-Year Interest Rate Swap, 04/08/24	3-Month LIBOR, 0.13%	Quarterly	0.74%	Semi-Annual	JPMorgan Chase Bank N.A.	04/06/22	0.74	USD	37,640	(244,169)
10-Year Interest Rate Swap, 06/09/32	3-Month LIBOR, 0.13%	Quarterly	2.40%	Semi-Annual	JPMorgan Chase Bank N.A.	06/07/22	2.40	USD	3,615	(18,168)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.13%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	1,150	(109,031)
10-Year Interest Rate Swap, 09/03/32	3-Month LIBOR, 0.13%	Quarterly	1.53%	Semi-Annual	Morgan Stanley & Co. International PLC	09/01/22	1.53	USD	5,650	(203,388)
10-Year Interest Rate Swap, 10/09/32	3-Month LIBOR, 0.13%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/07/22	1.80	USD	2,840	(71,225)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.13%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	2,145	(148,409)
10-Year Interest Rate Swap, 10/15/32	3-Month LIBOR, 0.13%	Quarterly	1.80%	Semi-Annual	Deutsche Bank AG	10/13/22	1.80	USD	2,840	(72,725)
5-Year Interest Rate Swap, 10/21/27	3-Month LIBOR, 0.13%	Quarterly	1.81%	Semi-Annual	Morgan Stanley & Co. International PLC	10/19/22	1.81	USD	3,820	(39,482)
2-Year Interest Rate Swap, 10/27/24	3-Month LIBOR, 0.13%	Quarterly	1.24%	Semi-Annual	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	13,510	(94,048)
2-Year Interest Rate Swap, 10/27/24	3-Month LIBOR, 0.13%	Quarterly	1.24%	Semi-Annual	Morgan Stanley & Co. International PLC	10/25/22	1.24	USD	9,010	(62,911)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.13%	Quarterly	1.23%	Semi-Annual	Goldman Sachs International	12/16/22	1.23	USD	1,980	(119,467)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.13%	Quarterly	1.25%	Semi-Annual	Goldman Sachs International	12/16/22	1.24	USD	1,980	(117,760)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.13%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	2,180	(129,885)
10-Year Interest Rate Swap, 01/11/33	3-Month LIBOR, 0.13%	Quarterly	1.44%	Semi-Annual	Barclays Bank PLC	01/09/23	1.44	USD	3,990	(192,519)
10-Year Interest Rate Swap, 03/03/33	3-Month LIBOR, 0.13%	Quarterly	2.01%	Semi-Annual	Bank of America N.A.	03/01/23	2.01	USD	4,170	(101,545)

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency

Put (continued)
10-Year Interest Rate Swap, 05/17/33	6-Month EURIBOR, (0.53%)	Semi-Annual	0.70%	Annual	Barclays Bank PLC	05/15/23	0.70%	EUR	4,980	$(135,437)
30-Year Interest Rate Swap, 09/19/54	3-Month LIBOR, 0.13%	Quarterly	1.85%	Semi-Annual	Deutsche Bank AG	09/17/24	1.85	USD	1,330	(140,371)
30-Year Interest Rate Swap, 10/02/54	3-Month LIBOR, 0.13%	Quarterly	2.00%	Semi-Annual	Barclays Bank PLC	09/30/24	2.00	USD	930	(84,023)
30-Year Interest Rate Swap, 10/21/56	3-Month LIBOR, 0.13%	Quarterly	1.98%	Semi-Annual	JPMorgan Chase Bank N.A.	10/19/26	1.97	USD	540	(61,534)

										(4,080,160)

										$(5,650,951)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	USD	8,140	$(774,442)	$(771,630)	$(2,812)
CDX.NA.IG.37.V1	1.00	Quarterly	12/20/26	USD	39,470	(986,028)	(915,995)	(70,033)

						$(1,760,470)	$(1,687,625)	$(72,845)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3-Month LIBOR, 0.13%	Quarterly	0.62%	Semi-Annual	01/05/22	(a)	09/30/23	USD	21,320	$(26,439)	$(111)	$(26,328)
0.47%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/14/23	USD	6,070	20,781	26	20,755
3-Month LIBOR, 0.13%	Quarterly	0.34%	Semi-Annual	12/13/21	(a)	12/13/23	USD	6,220	(50,409)	28	(50,437)
0.65%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	01/18/22	(a)	01/18/24	USD	6,960	22,943	31	22,912
3-Month LIBOR, 0.13%	Quarterly	0.38%	Semi-Annual	02/07/22	(a)	02/07/24	USD	4,750	(44,532)	21	(44,553)
3-Month LIBOR, 0.13%	Quarterly	0.40%	Semi-Annual	02/08/22	(a)	02/08/24	USD	9,620	(87,107)	42	(87,149)
0.64%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	02/15/22	(a)	02/15/24	USD	5,750	26,103	26	26,077
0.56%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/24/22	(a)	03/24/24	USD	6,870	49,996	30	49,966
0.61%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/28/22	(a)	03/28/24	USD	8,940	57,938	39	57,899
0.63%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/29/22	(a)	03/29/24	USD	3,350	19,946	15	19,931
0.64%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/29/22	(a)	03/29/24	USD	7,550	44,314	33	44,281
0.62%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/31/22	(a)	03/31/24	USD	4,310	26,800	19	26,781
0.63%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/31/22	(a)	03/31/24	USD	3,680	22,355	16	22,339
0.64%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/08/22	(a)	04/08/24	USD	12,520	77,874	56	77,818
0.65%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/11/22	(a)	04/11/24	USD	6,830	41,647	30	41,617
3-Month LIBOR, 0.13%	Quarterly	0.66%	Semi-Annual	04/11/22	(a)	04/11/24	USD	3,525	(21,075)	16	(21,091)
0.66%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/11/22	(a)	04/11/24	USD	3,140	18,555	14	18,541
0.66%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/12/22	(a)	04/12/24	USD	10,920	65,668	49	65,619
0.69%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/12/22	(a)	04/12/24	USD	6,870	36,965	31	36,934
3-Month LIBOR, 0.13%	Quarterly	0.69%	Semi-Annual	04/12/22	(a)	04/12/24	USD	3,435	(18,476)	15	(18,491)
0.74%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/14/22	(a)	04/14/24	USD	7,570	34,317	34	34,283
0.79%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/14/22	(a)	04/14/24	USD	6,850	23,975	30	23,945
0.80%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/14/22	(a)	04/14/24	USD	6,850	22,790	30	22,760
0.78%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/19/22	(a)	04/19/24	USD	10,140	39,581	45	39,536
0.83%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/20/22	(a)	04/20/24	USD	3,390	9,796	15	9,781
0.83%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/20/22	(a)	04/20/24	USD	6,790	19,553	30	19,523
0.85%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/20/22	(a)	04/20/24	USD	3,390	8,717	15	8,702
0.90%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/20/22	(a)	04/20/24	USD	3,405	5,335	15	5,320
0.92%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/20/22	(a)	04/20/24	USD	3,405	3,777	15	3,762
0.93%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/25/22	(a)	04/25/24	USD	6,850	7,697	30	7,667
0.93%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/25/22	(a)	04/25/24	USD	10,280	11,144	46	11,098

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.98%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/26/22	(a)	04/26/24	USD	3,435	$98	$15	$83
0.98%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/26/22	(a)	04/26/24	USD	3,435	609	15	594
1.00%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/26/22	(a)	04/26/24	USD	3,435	(737)	15	(752)
3-Month LIBOR, 0.13%	Quarterly	0.93%	Semi-Annual	04/27/22	(a)	04/27/24	USD	7,296	(8,452)	32	(8,484)
1.00%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	04/29/22	(a)	04/29/24	USD	3,420	(508)	15	(523)
1.01%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	05/03/22	(a)	05/03/24	USD	10,255	(1,788)	46	(1,834)
1.01%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	05/03/22	(a)	05/03/24	USD	10,255	(2,703)	46	(2,749)
3-Month LIBOR, 0.13%	Quarterly	1.01%	Semi-Annual	05/03/22	(a)	05/03/24	USD	2,630	720	12	708
1.03%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	05/03/22	(a)	05/03/24	USD	1,160	(663)	5	(668)
0.73%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	06/21/22	(a)	06/21/24	USD	5,760	40,615	26	40,589
0.74%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	08/12/22	(a)	08/12/24	USD	9,030	76,177	39	76,138
0.78%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	08/15/22	(a)	08/15/24	USD	4,695	36,392	21	36,371
3-Month LIBOR, 0.13%	Quarterly	0.45%	Semi-Annual	N/A		11/12/25	USD	7,620	(192,742)	96	(192,838)
3-Month LIBOR, 0.13%	Quarterly	0.48%	Semi-Annual	N/A		01/21/26	USD	3,970	(106,902)	31	(106,933)
0.99%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	01/05/22	(a)	02/28/26	USD	19,320	173,313	179	173,134
3-Month LIBOR, 0.13%	Quarterly	0.93%	Semi-Annual	N/A		09/17/26	USD	7,360	(97,154)	66	(97,220)
3-Month LIBOR, 0.13%	Quarterly	1.28%	Semi-Annual	03/31/22	(a)	03/31/27	USD	150	(727)	1	(728)
3-Month LIBOR, 0.13%	Quarterly	1.35%	Semi-Annual	07/08/22	(a)	07/08/27	USD	5,220	(28,395)	48	(28,443)
3-Month LIBOR, 0.13%	Quarterly	1.19%	Semi-Annual	07/19/22	(a)	07/19/27	USD	2,170	(29,586)	20	(29,606)
3-Month LIBOR, 0.13%	Quarterly	1.58%	Semi-Annual	07/27/22	(a)	07/27/27	USD	970	4,704	9	4,695
1-Year SOFR, 0.05%	Annual	1.30%	Annual	07/28/22	(a)	07/28/27	USD	1,210	5,199	11	5,188
3-Month LIBOR, 0.13%	Quarterly	1.48%	Semi-Annual	08/01/22	(a)	08/01/27	USD	4,205	(190)	39	(229)
3-Month LIBOR, 0.13%	Quarterly	1.49%	Semi-Annual	08/01/22	(a)	08/01/27	USD	4,205	1,953	39	1,914
3-Month LIBOR, 0.13%	Quarterly	1.22%	Semi-Annual	08/16/22	(a)	08/16/27	USD	1,410	(18,429)	13	(18,442)
1.27%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/15/28	USD	3,650	13,115	45	13,070
1.10%	Annual	1-Year SOFR, 0.05%	Annual	12/31/21	(a)	08/15/28	USD	12,650	64,328	164	64,164
1.16%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		02/04/31	USD	500	16,222	8	16,214
1.58%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		03/12/31	USD	500	(1,587)	8	(1,595)
1-Year SOFR, 0.05%	Annual	1.11%	Annual	12/31/21	(a)	05/15/31	USD	4,510	(84,117)	72	(84,189)
1.14%	Annual	1-Year SOFR, 0.05%	Annual	N/A		09/10/31	USD	480	6,847	8	6,839
1.19%	Annual	1-Year SOFR, 0.05%	Annual	N/A		09/21/31	USD	960	9,338	15	9,323
1.20%	Annual	1-Year SOFR, 0.05%	Annual	N/A		09/21/31	USD	1,050	9,502	17	9,485
1.43%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		09/21/31	USD	2,120	29,125	34	29,091
1.39%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		09/22/31	USD	2,120	36,819	34	36,785
1.52%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		09/24/31	USD	4,590	23,870	73	23,797
1.33%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/08/31	USD	710	(1,890)	11	(1,901)
3-Month LIBOR, 0.13%	Quarterly	1.55%	Semi-Annual	N/A		10/08/31	USD	28,600	(103,647)	462	(104,109)
1-Year SOFR, 0.05%	Annual	1.33%	Annual	N/A		10/12/31	USD	1,410	3,154	23	3,131
1.40%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/13/31	USD	710	(6,722)	11	(6,733)
1.40%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/13/31	USD	1,410	(13,280)	23	(13,303)
1.78%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/18/31	USD	2,440	(42,933)	39	(42,972)
1.38%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/20/31	USD	1,910	(12,928)	31	(12,959)
2.10%	Semi-Annual	3-Month CAD BA, 0.48%	Semi-Annual	N/A		10/22/31	CAD	6,910	51,593	3,851	47,742
1.45%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/25/31	USD	1,130	(15,401)	18	(15,419)
1.45%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/25/31	USD	400	(5,286)	6	(5,292)
1.46%	Annual	1-Year SOFR, 0.05%	Annual	N/A		10/26/31	USD	340	(4,772)	5	(4,777)
1.61%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	03/28/22	(a)	03/28/32	USD	10,600	62,977	170	62,807
0.83%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	08/15/22	(a)	08/15/32	USD	5,790	491,965	35,013	456,952
0.44%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	05/16/23	(a)	05/16/33	EUR	1,760	(1,642)	38	(1,680)
3-Month LIBOR, 0.13%	Quarterly	1.67%	Semi-Annual	08/06/24	(a)	08/06/34	USD	1,900	(41,521)	30	(41,551)
1.73%	Semi-Annual	3-Month LIBOR, 0.13%	Quarterly	N/A		10/08/36	USD	32,800	(84,437)	655	(85,092)
1-Year SOFR, 0.05%	Annual	1.43%	Annual	12/31/21	(a)	02/15/47	USD	2,180	(23,179)	60	(23,239)
1.45%	Annual	1-Year SOFR, 0.05%	Annual	12/31/21	(a)	02/15/47	USD	8,620	59,172	(26,388)	85,560
1.54%	Annual	1-Year SOFR, 0.05%	Annual	12/31/21	(a)	02/15/47	USD	1,020	(12,628)	28	(12,656)
1-Year SOFR, 0.05%	Annual	1.60%	Annual	12/31/21	(a)	02/15/47	USD	2,320	55,928	65	55,863
1.66%	Annual	1-Year SOFR, 0.05%	Annual	12/31/21	(a)	02/15/47	USD	970	(37,562)	27	(37,589)
3-Month LIBOR, 0.13%	Quarterly	0.99%	Semi-Annual	N/A		08/21/50	USD	175	(31,305)	4	(31,309)
3-Month LIBOR, 0.13%	Quarterly	1.00%	Semi-Annual	N/A		08/21/50	USD	175	(30,869)	4	(30,873)
3-Month LIBOR, 0.13%	Quarterly	1.84%	Semi-Annual	N/A		10/08/51	USD	11,500	239,868	360	239,508

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Interest Rate Swaps (continued)

									Upfront
									Premium	Unrealized
Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

3-Month LIBOR, 0.13%	Quarterly	1.93%	Semi-Annual	N/A	10/22/51	USD	2,840	$123,737	$89	$123,648
3-Month LIBOR, 0.13%	Quarterly	1.92%	Semi-Annual	N/A	10/27/51	USD	1,420	57,636	45	57,591

								$1,120,823	$16,728	$1,104,095

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.7	0.00%	Monthly	Deutsche Bank AG	01/17/47	USD	25,000	$4,731,541	$1,727,733	$3,003,808

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )

			Morgan Stanley & Co.
Adler Real Estate AG	5.00%	Quarterly	International PLC	12/20/25	BB+		EUR	20	$271	$2,861	$(2,590)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	20	2,891	2,210	681
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R		EUR	10	178	962	(784)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/26	N/R		EUR	10	177	1,080	(903)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/26	BB-		EUR	10	1,216	479	737
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R		USD	676	(47,327)	(69,938)	22,611
Trust Fibrauno	1.00	Quarterly	Citibank N.A.	06/20/26	N/R		USD	190	(13,302)	(19,695)	6,393
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C		USD	10,000	(1,892,617)	(484,665)	(1,407,952)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C		USD	5,000	(946,309)	(242,053)	(704,256)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C		USD	10,000	(1,892,616)	(239,794)	(1,652,822)
CMBX.NA.9	2.00	Monthly	Credit Suisse International	09/17/58	N/R		USD	2,500	(1,482)	(330,862)	329,380
			Morgan Stanley & Co.
CMBX.NA.9	2.00	Monthly	International PLC	09/17/58	N/R		USD	2,500	(1,482)	(327,667)	326,185
			Morgan Stanley & Co.
CMBX.NA.9	2.00	Monthly	International PLC	09/17/58	N/R		USD	5,000	(2,963)	(649,231)	646,268
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R		USD	2,500	(209,492)	(529,570)	320,078
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R		USD	5,000	(418,985)	(523,652)	104,667
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R		USD	972	(81,451)	(106,975)	25,524

									$(5,503,293)	$(3,516,510)	$(1,986,783)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$ 43,227	$ (1,714,124)	$2,398,831	$(1,367,581)	$—
OTC Swaps	1,735,325	(3,524,102)	4,786,332	(3,769,307)	—
Options Written	N/A	N/A	1,147,983	(1,903,397)	(5,725,185)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,969,960	$—	$3,969,960
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	398,193	—	—	398,193
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	3,997,683	—	3,997,683
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	2,398,831	—	2,398,831
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,521,657	—	—	—	—	6,521,657

	$—	$6,521,657	$—	$398,193	$10,366,474	$—	$17,286,324

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,110,910	$—	$1,110,910
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,814	—	—	1,814
Options written
Options written at value	—	—	—	—	5,725,185	—	5,725,185
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	72,845	—	—	1,294,736	—	1,367,581
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	7,293,409	—	—	—	—	7,293,409

	$—	$7,366,254	$—	$1,814	$8,130,831	$—	$15,498,899

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$8,450,664	$—	$8,450,664
Forward foreign currency exchange contracts	—	—	—	(735,498)	—	—	(735,498)
Options purchased(a)	—	—	—	—	2,702,660	—	2,702,660
Options written	—	—	—	—	(1,965,423)	—	(1,965,423)
Swaps	—	(60,529)	—	—	1,210,980	—	1,150,451

	$—	$(60,529)	$—	$(735,498)	$10,398,881	$—	$9,602,854

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$416,067	$—	$416,067
Forward foreign currency exchange contracts	—	—	—	498,251	—	—	498,251
Options purchased(b)	—	—	—	—	(429,943)	—	(429,943)
Options written	—	—	—	—	(649,519)	—	(649,519)
Swaps	—	1,829,357	—	—	581,866	—	2,411,223

	$—	$1,829,357	$—	$498,251	$(81,529)	$—	$2,246,079

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,951,669
Average notional value of contracts — short	$647,772,020
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$38,936,443
Average amounts sold — in USD	$15,936,942
Options:
Average value of option contracts purchased	$126,423
Average value of option contracts written	$153,089
Average notional value of swaption contracts purchased	$226,251,160
Average notional value of swaption contracts written	$592,846,547
Credit default swaps:
Average notional value — buy protection	$72,801,000
Average notional value — sell protection	$44,394,256
Interest rate swaps:
Average notional value — pays fixed rate	$169,845,832
Average notional value — receives fixed rate	$76,376,257

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$140,658		$342,849
Forward foreign currency exchange contracts	398,193		1,814
Options	3,997,683	(a)	5,725,185
Swaps — centrally cleared	74,491		—
Swaps — OTC(b)	6,521,657		7,293,409

Total derivative assets and liabilities in the Statement of Assets and Liabilities	11,132,682		13,363,257

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(326,290)		(417,083)

Total derivative assets and liabilities subject to an MNA	$10,806,392		$12,946,174

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A	$616,348	$(564,895)	$—	$—	$51,453
Barclays Bank PLC	208,228	(208,228)	—	—	—
BNP Paribas SA	155,624	—	—	—	155,624
Citibank N.A	29,004	(29,004)	—	—	—
Credit Suisse International	330,596	(330,596)	—	—	—
Deutsche Bank AG	5,537,006	(2,179,429)	—	(3,350,000)	7,577
Goldman Sachs International	530,589	(283,286)	—	—	247,303
JPMorgan Chase Bank N.A.	606,024	(606,024)	—	—	—
Morgan Stanley & Co. International PLC	2,532,587	(2,532,587)	—	—	—
Natwest Markets PLC	76,722	—	—	—	76,722
State Street Bank and Trust Co	546	(473)	—	—	73
Wells Fargo Bank, National Association	183,118	—	—	—	183,118

	$10,806,392	$(6,734,522)	$—	$(3,350,000)	$721,870

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$564,895	$(564,895)	$—	$—	$—
Barclays Bank PLC	5,400,836	(208,228)	—	(5,140,000)	52,608
Citibank N.A.	376,304	(29,004)	—	(310,000)	37,300
Credit Suisse International	330,862	(330,596)	—	—	266
Deutsche Bank AG	2,179,429	(2,179,429)	—	—	—
Goldman Sachs International	283,286	(283,286)	—	—	—
JPMorgan Chase Bank N.A.	806,719	(606,024)	—	—	200,695
Morgan Stanley & Co. International PLC	3,003,370	(2,532,587)	—	(420,000)	50,783
State Street Bank and Trust Co	473	(473)	—	—	—

	$12,946,174	$(6,734,522)	$—	$(5,870,000)	$341,652

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$78,223,086	$1,662,822	$79,885,908
Common Stocks	4,873,690	—	—	4,873,690
Corporate Bonds
Aerospace & Defense	—	17,260,733	—	17,260,733
Airlines	—	13,432,303	—	13,432,303
Auto Components	—	7,632,167	—	7,632,167
Automobiles	—	12,047,895	—	12,047,895
Banks	—	11,035,963	—	11,035,963
Beverages	—	11,586,499	—	11,586,499
Biotechnology	—	1,141,948	—	1,141,948
Building Materials	—	4,945,262	—	4,945,262
Building Products	—	4,270,627	—	4,270,627
Capital Markets	—	5,417,332	—	5,417,332
Chemicals	—	13,548,570	—	13,548,570
Commercial Services & Supplies	—	5,921,366	—	5,921,366
Communications Equipment	—	4,278,601	—	4,278,601
Construction Materials	—	1,912,216	—	1,912,216
Consumer Discretionary	—	9,371,407	—	9,371,407
Consumer Finance	—	9,772,641	—	9,772,641
Containers & Packaging	—	2,228,077	—	2,228,077
Diversified Consumer Services	—	11,096,079	—	11,096,079
Diversified Financial Services	—	13,150,258	—	13,150,258
Diversified Telecommunication Services	—	22,054,824	—	22,054,824
Electric Utilities	—	7,849,353	—	7,849,353
Electrical Equipment	—	684,298	—	684,298
Electronic Equipment, Instruments & Components	—	4,558,959	—	4,558,959
Energy Equipment & Services	—	2,707,784	—	2,707,784
Environmental, Maintenance, & Security Service	—	3,885,193	—	3,885,193
Equity Real Estate Investment Trusts (REITs)	—	9,214,396	—	9,214,396
Food & Staples Retailing	—	13,745,165	—	13,745,165

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Food Products	$—	$5,426,166	$—	$5,426,166
Gas Utilities	—	174,250	—	174,250
Health Care Equipment & Supplies	—	2,991,522	—	2,991,522
Health Care Providers & Services	—	29,832,817	—	29,832,817
Health Care Technology	—	4,598,664	—	4,598,664
Hotels, Restaurants & Leisure	—	21,681,996	—	21,681,996
Household Durables	—	4,574,693	—	4,574,693
Independent Power and Renewable Electricity Producers	—	8,381,654	—	8,381,654
Industrial Conglomerates	—	663,457	—	663,457
Insurance	—	14,414,944	—	14,414,944
Interactive Media & Services	—	4,043,417	—	4,043,417
Internet & Direct Marketing Retail	—	136,061	—	136,061
Internet Software & Services	—	7,991,871	—	7,991,871
IT Services	—	6,674,838	—	6,674,838
Leisure Products	—	1,201,413	—	1,201,413
Machinery	—	5,345,645	—	5,345,645
Media	—	62,047,937	—	62,047,937
Metals & Mining	—	16,589,504	—	16,589,504
Multi-line Retail	—	1,402,938	—	1,402,938
Offshore Drilling & Other Services	—	124,930	—	124,930
Oil, Gas & Consumable Fuels	226,349	77,628,223	1,536,662	79,391,234
Personal Products	—	233,233	—	233,233
Pharmaceuticals	—	15,993,121	—	15,993,121
Producer Durables: Miscellaneous	—	255,231	—	255,231
Real Estate Management & Development	—	19,460,760	—	19,460,760
Road & Rail	—	3,483,039	—	3,483,039
Semiconductors & Semiconductor Equipment	—	8,674,104	—	8,674,104
Software	—	9,859,316	—	9,859,316
Specialty Retail	—	4,550,318	—	4,550,318
Technology Hardware, Storage & Peripherals	—	768,240	—	768,240
Textiles, Apparel & Luxury Goods	—	753,145	—	753,145
Thrifts & Mortgage Finance	—	1,617,067	—	1,617,067
Tobacco	—	2,711,889	—	2,711,889
Transportation	—	121,207	—	121,207
Transportation Infrastructure	—	2,811,948	—	2,811,948
Utilities	—	12,897,377	—	12,897,377
Wireless Telecommunication Services	—	18,320,123	—	18,320,123
Floating Rate Loan Interests	—	50,688,175	2,589,803	53,277,978
Foreign Agency Obligations	—	29,969,704	—	29,969,704
Municipal Bonds	—	1,175,678	—	1,175,678
Non-Agency Mortgage-Backed Securities	—	74,623,723	—	74,623,723
Preferred Securities
Capital Trusts	—	45,825,068	—	45,825,068
Preferred Stocks	25,589,340	—	—	25,589,340
U.S. Government Sponsored Agency Securities	—	147,212,884	—	147,212,884
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	36,212,415	—	—	36,212,415
Options Purchased
Interest Rate Contracts	111,141	3,886,542	—	3,997,683
Unfunded Floating Rate Loan Interests(a)	—	258	—	258
Liabilities
Investments
TBA Sale Commitments	—	(62,692)	—	(62,692)

	$67,012,935	$1,034,729,400	$5,789,287	$1,107,531,622

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$4,786,332	$—	$4,786,332
Foreign Currency Exchange Contracts	—	398,193	—	398,193
Interest Rate Contracts	3,969,960	2,398,831	—	6,368,791
Liabilities
Credit Contracts	—	(3,842,152)	—	(3,842,152)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities (continued)
Foreign Currency Exchange Contracts	$—	$(1,814)	$—	$(1,814)
Interest Rate Contracts	(1,185,144)	(6,945,687)	—	(8,130,831)

	$2,784,816	$(3,206,297)	$—	$(421,481)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $386,819,640 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Warrants	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Total

Assets

Opening balance, as of October 31, 2020	$2,173,228	$35,260	$2,153,350	$437,783	$—	$7,370,850	$1,571,250	$13,741,721
Transfers into Level 3(a)	—	—	—	252,817	—	—	—	252,817
Transfers out of Level 3(b)	—	—	—	(91,192)	—	(7,370,850)	—	(7,462,042)
Accrued discounts/premiums	16,323	—	23,887	6,495	—	—	—	46,705
Net realized gain (loss)	133,558	—	96,297	99	—	—	(354,375)	(124,421)
Net change in unrealized appreciation (depreciation)(c)(d)	512,567	(23,157)	(137,175)	284,809	—	—	283,125	920,169
Purchases	4,147	—	22,422	1,727,331	—	—	—	1,753,900
Sales	(1,177,001)	(12,103)	(622,119)	(28,339)	—	—	(1,500,000)	(3,339,562)

Closing balance, as of October 31, 2021	$1,662,822	$—	$1,536,662	$2,589,803	$—	$—	$—	$5,789,287

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2021(c)	$509,461	$—	$(146,962)	$284,809	$—	$—	$—	$647,308

(a)

As of October 31, 2020, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2021, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2021

BIT

ASSETS
Investments, at value — unaffiliated(a)	$1,071,381,641
Investments, at value — affiliated(b)	36,212,415
Cash pledged:
Collateral — reverse repurchase agreements	4,018,000
Collateral — OTC derivatives	6,220,025
Futures contracts	5,461,560
Centrally cleared swaps	3,605,000
Foreign currency, at value(c)	881,902
Receivables:
Investments sold	5,962,688
Reverse repurchase agreements	1,629,941
TBA sale commitments	62,808
Dividends — unaffiliated	138,928
Dividends — affiliated	158
Interest — unaffiliated	9,719,783
Variation margin on futures contracts	140,658
Variation margin on centrally cleared swaps	74,491
Swap premiums paid	1,735,325
Unrealized appreciation on:
Forward foreign currency exchange contracts	398,193
OTC swaps	4,786,332
Unfunded floating rate loan interests	258

Total assets	1,152,430,106

LIABILITIES
Bank overdraft	75,593
Cash received:
Collateral — reverse repurchase agreements	525,900
Collateral — OTC derivatives	3,350,000
Options written, at value(d)	5,725,185
TBA sale commitments, at value(e)	62,692
Reverse repurchase agreements, at value	386,819,640
Payables:
Investments purchased	68,514,854
Reverse repurchase agreements	1,545,204
Accounting services fees	164,500
Custodian fees	109,179
Investment advisory fees	726,350
Trustees’ and Officer’s fees	195,883
Other accrued expenses	122,752
Principal payups	177,473
Professional fees	255,876
Transfer agent fees	29,568
Variation margin on futures contracts	342,849
Swap premiums received	3,524,102
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,814
OTC swaps	3,769,307

Total liabilities	476,038,721

NET ASSETS	$676,391,385

F I N A N C I A L S T A T E M E N T S	55

Statement of Assets and Liabilities  (continued)

October 31, 2021

BIT

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$670,151,556
Accumulated earnings	6,239,829

NET ASSETS	$676,391,385

Net asset value	$17.98

(a) Investments, at cost — unaffiliated	$1,053,633,889
(b) Investments, at cost — affiliated	$36,212,415
(c) Foreign currency, at cost	$885,951
(d) Premiums received	$4,969,771
(e) Proceeds from TBA sale commitments	$62,808
(f) Shares outstanding	37,611,624
(g) Shares authorized	Unlimited
(h) Par value	$0.001

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended October 31, 2021

BIT

INVESTMENT INCOME
Dividends — unaffiliated	$2,201,057
Dividends — affiliated	2,381
Interest — unaffiliated	51,766,086
Other income — unaffiliated	48,924

Total investment income	54,018,448

EXPENSES
Investment advisory	8,705,347
Professional	598,087
Accounting services	144,080
Custodian	95,999
Transfer agent	85,506
Trustees and Officer	84,781
Registration	12,988
Miscellaneous	69,751

Total expenses excluding interest expense	9,796,539
Interest expense	1,894,977

Total expenses	11,691,516
Less:
Fees waived and/or reimbursed by the Manager	(7,175)

Total expenses after fees waived and/or reimbursed	11,684,341

Net investment income	42,334,107

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,325,251
Forward foreign currency exchange contracts	(735,498)
Foreign currency transactions	(181,824)
Futures contracts	8,450,664
Options written	(1,965,423)
Swaps	1,150,451

21,043,621

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,694,250
Forward foreign currency exchange contracts	498,251
Foreign currency translations	181,178
Futures contracts	416,067
Options written	(649,519)
Swaps	2,411,223
Unfunded floating rate loan interests	258

4,551,708

Net realized and unrealized gain	25,595,329

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,929,436

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets

	BIT

	Year Ended October 31,

	2021	2020 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,334,107	$40,702,930
Net realized gain (loss)	21,043,621	(25,641,335)
Net change in unrealized appreciation (depreciation)	4,551,708	54,895,177

Net increase in net assets resulting from operations	67,929,436	69,956,772

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(41,784,318)	(37,301,244)
Return of capital	(13,963,431)	(18,419,563)

Decrease in net assets resulting from distributions to shareholders	(55,747,749)	(55,720,807)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,356,433	—

NET ASSETS
Total increase in net assets	13,538,120	14,235,965
Beginning of year	662,853,265	648,617,300

End of year	$676,391,385	$662,853,265

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows

Year Ended October 31, 2021

BIT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$67,929,436
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	798,392,838
Purchases of long-term investments	(801,154,227)
Net purchases of short-term securities	(19,727,347)
Amortization of premium and accretion of discount on investments and other fees	(5,406,330)
Premiums paid on closing options written	(9,143,216)
Premiums received from options written	7,958,938
Net realized gain on investments and options written	(12,359,828)
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(3,575,175)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	257
Dividends — unaffiliated	(1,089)
Interest — unaffiliated	(116,016)
Variation margin on futures contracts	190,661
Variation margin on centrally cleared swaps	(34,756)
Swap premiums paid	39,376
Prepaid expenses	2,365
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(841,142)
Collateral — OTC derivatives	(480,000)
Payables
Accounting services fees	80,144
Custodian fees	59,196
Interest expense	(56,182)
Investment advisory fees	45,903
Trustees’ and Officer’s fees	54,288
Other accrued expenses	9,824
Professional fees	(303,257)
Transfer agent fees	18,614
Variation margin on futures contracts	339,955
Swap premiums received	(1,442,098)

Net cash provided by operating activities	20,481,132

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(54,575,226)
Increase in bank overdraft	75,593
Net borrowing of reverse repurchase agreements	32,923,518

Net cash used for financing activities	(21,576,115)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	190,023

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(904,960)
Restricted and unrestricted cash and foreign currency at beginning of year	21,091,447

Restricted and unrestricted cash and foreign currency at end of year	$20,186,487

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,951,159

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$1,356,433

F I N A N C I A L S T A T E M E N T S	59

Statement of Cash Flows  (continued)

Year Ended October 31, 2021

BIT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Collateral — reverse repurchase agreements	$4,018,000
Collateral — OTC derivatives	6,220,025
Futures contracts	5,461,560
Centrally cleared swaps	3,605,000
Foreign currency at value	881,902

$20,186,487

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BIT

	Year Ended October 31,

	2021	2020	(a)	2019	(a)	2018	(a)	2017	(a)

Net asset value, beginning of year	$17.66	$17.28		$18.79		$20.07		$18.91

Net investment income(b)	1.13	1.08		1.18		1.38		1.51
Net realized and unrealized gain (loss)	0.67	0.78		(1.28)		(1.13)		1.42

Net increase (decrease) from investment operations	1.80	1.86		(0.10)		0.25		2.93

Distributions(c)

From net investment income	(1.11)	(0.99)		(1.14)		(1.49)		(1.77)
Return of capital	(0.37)	(0.49)		(0.27)		(0.04)		—

Total distributions	(1.48)	(1.48)		(1.41)		(1.53)		(1.77)

Net asset value, end of year	$17.98	$17.66		$17.28	(d)	$18.79		$20.07

Market price, end of year	$18.90	$15.65		$17.15		$16.25		$18.55

Total Return(e)

Based on net asset value	10.55%	12.68	%(f)	0.00	%(d)(g)	2.18	%(h)	17.34	%(i)

Based on market price	31.13%	0.61%		14.76%		(4.40)%		22.36%

Ratios to Average Net Assets
Total expenses	1.70%	2.36%		2.89%		2.90%		2.33%

Total expenses after fees waived and/or reimbursed	1.70%	2.19	%(j)	2.89%		2.89%		2.33%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.42%	1.39%		1.35%		1.42%		1.39%

Net investment income	6.14%	6.51%		6.43%		7.17%		7.86%

Supplemental Data

Net assets, end of year (000)	$676,391	$662,853		$648,617		$710,832		$765,859

Borrowings outstanding, end of year (000)	$386,820	$353,128		$373,345		$376,302		$471,082

Portfolio turnover rate(k)	75%	101%		32%		38%		53%

(a)  Consolidated Financial Highlights.

(b)  Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2019.

(e)  Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)  Includes payments received from an affiliate and unaffiliated third parties, which impacted the Trust’s total return. Excluding the payments, the Trust’s total return would have been 1.38%.

(g)  Amount is greater than (0.005)%.

(h)  Includes payment received from an affiliate, which had no impact on the Trust’s total return.

(i)   Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.

(j)   Includes reimbursement of professional fees by unaffiliated third parties, which impacted the Trust’s expense ratio. Excluding the payment, the Trust’s total expense ratio would have been 2.36%.

(k)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,

	2021	2020	(a)	2019	(a)	2018	(a)	2017	(a)

Portfolio turnover rate (excluding MDRs)	58%	72%		—%		—%		—%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Multi-Sector Income Trust (BIT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Trust include the account of BIT Subsidiary, LLC (the “Taxable Subsidiary”). Effective December 20, 2019, the Taxable Subsidiary, which was wholly-owned by the Trust, was dissolved. The Taxable Subsidiary enabled the Trust to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trust is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trust are recorded on the ex-dividend dates. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trust uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trust may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Trust had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BIT	New Arclin U.S. Holding Corp.	$30,545	$30,393	$30,474	$81
	Sovos Compliance LLC	33,168	33,167	33,344	177

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trust may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest

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Notes to Financial Statements  (continued)

and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended October 31, 2021, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $400,010,601 and 0.47%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

Barclays Bank PLC	$(57,231,801)	$57,231,801		$—		$—
Barclays Capital, Inc.	(53,444,895)	53,444,895		—		—
BNP Paribas S.A.	(94,889,957)	94,889,957		—		—
BofA Securities, Inc.	(29,158,991)	29,158,991		—		—
Credit Agricole Corporate & Investment Bank	(41,311,058)	41,311,058		—		—
Credit Suisse Securities (USA) LLC	(2,069,075)	2,069,075		—		—
RBC Capital Markets LLC	(88,353,503)	88,353,503		—		—
Royal Bank of Canada	(20,360,360)	20,360,360		—		—

	$(386,819,640)	$386,819,640		$—		$—

(a)

Net collateral, including accrued interest, with a value of $435,134,283 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an

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amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trust may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Trust may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trust’s counterparty on the swap. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation

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margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Trust may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from the counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets.

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The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BRS and BIL, for services they provide for that portion of the Trust for which BRS and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended October 31, 2021, the amount waived was $7,175.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended October 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BIT	$2,931,958	$345,644	$(130,555)

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, including paydowns/payups, excluding short-term investments, were $851,434,666 and $800,773,859, respectively.

For the year ended October 31, 2021, purchases and sales related to mortgage dollar rolls were $180,132,116 and $180,482,924, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

Trust Name	Year Ended 10/31/21	Year Ended 10/31/20

BIT
Ordinary income	$41,784,318	$37,301,244
Return of Capital	13,963,431	18,419,563

	$55,747,749	$55,720,807

As of October 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BIT	$(27,546,345)	$33,786,174	$6,239,829

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

During the year ended October 31, 2021, the Fund utilized $29,847,749 of its capital loss carryforward.

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As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BIT	$1,074,736,692	$64,819,580	$(30,615,121)	$34,204,459

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.

The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trust should the counterparty fail to perform under the contracts. Options written by the Trust do not typically give rise to counterparty credit risk, as options written generally obligate the Trust, and not the counterparty, to perform. The Trust may be exposed to counterparty credit risk with respect to options written to the extent the Trust deposits collateral with its counterparty to a written option.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

The Trust invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	10/31/21	10/31/20

BIT	74,028	—

The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts. For the year ended October 31, 2021, the Trust did not repurchase any shares.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BIT
	11/01/21	11/15/21	11/30/21	$ 0.123700
	12/03/21	12/15/21	12/22/21	0.123700

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. The presented statements of changes in net assets and financial highlights were consolidated through October 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	73

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2021:

Trust Name	Qualified Dividend Income

BIT	$4,998,857

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended October 31, 2021 that qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction

BIT	8.90%

The Trust hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a section 163(j) interest dividend for the fiscal year ended October 31, 2021:

Trust Name	Interest Dividend

BIT	$37,357,902

The Trust hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

Trust Name	Interest Related Dividends

BIT	$ 25,263,467

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	75

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, third and third quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Customized Peer Group during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio each ranked in the second quartile relative to the supplemental peer group.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2022, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and the Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	77

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Trust.

During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board,” and each member, a “Trustee”) without prior shareholder approval.

In investing the Trust’s assets, BlackRock Advisors, LLC, the Trust’s investment adviser (the “Manager”), and BlackRock International Limited (the “Sub-Advisor” and, together with the Manager, the “Managers”), expect to allocate capital across multiple sectors of the fixed-income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed-income market, with the goal of delivering attractive risk-adjusted returns. In doing so, the Managers seek to find the appropriate balance between risk mitigation and opportunism. The Managers do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed-income universe. This strategy seeks to provide exposure to those segments of the fixed-income market that the Managers anticipate will provide value while attempting to minimize exposure to those segments that the Managers anticipate will not provide value. If the Managers’ perception of the value of a segment of the fixed-income market or an individual security is incorrect, your investment in the Trust may lose value.

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed-income securities”). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Fixed-income securities in which the Trust may invest include:

•

mortgage related securities, including mortgage-backed securities (“MBS”), which are structured debt obligations collateralized by pools of commercial mortgages (commercial mortgage-backed securities or “CMBS”) or residential mortgages (residential mortgage-backed securities or “RMBS”), including agency RMBS issued or guaranteed by U.S. federal agencies or government related guarantors and non-agency RMBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers; collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits (“REMICs”), including resecuritizations of REMICs; stripped mortgage-backed securities, including interest-only (“IO”) and principal-only (“PO”) classes; delegated underwriting and servicing bonds; MBS credit default swaps and other mortgage related derivative instruments; inverse floating rate instruments which are derivative interests in MBS; repurchase agreements supported by MBS; and interests in real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages or MBS, including debt and preferred stock issued by mortgage REITs;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•

loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”);

•

bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, which may include fixed, variable and floating rate bonds, debentures, notes and other similar types of debt instrument (collectively referred to herein as “corporate bonds”), of any quality, rated or unrated, including those that are rated below investment grade quality;

•	collateralized loan obligations (“CLOs”);

•	preferred securities;

•	convertible securities, including synthetic convertible securities;

•	sovereign debt, including obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities;

•	municipal securities, including taxable municipal securities such as Build America Bonds (“BABs”); and

•	structured instruments, including structured notes, hybrid or indexed securities, event-linked securities, credit-linked notes (“CLNs”), equity-linked notes and structured credit products.

The Trust may invest in fixed-income securities of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio.

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The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Managers. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Managers. For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings. The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.

Under normal market conditions, the Trust will not invest more than 10% of its Managed Assets in CLOs.

Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities. The Trust’s investment in mortgage related securities may consist entirely of privately issued securities, which are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. The Securities and Exchange Commission (the “SEC”) informed the Trust that it is the view of the SEC staff that privately issued MBS constitute an “industry” for purposes of a fund’s industry concentration policy. On July 8, 2013, the Trust obtained formal “no-action” relief from the staff of the SEC that the staff would not recommend any enforcement action in connection with the Trust’s policy to concentrate its investments in the group of industries constituting mortgage related securities (including privately issued MBS and agency MBS).

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than fixed-income securities, including common stocks, warrants, depositary receipts and other equity securities.

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust treats its investments in open- or closed-end investment companies that invest substantially all of their assets in fixed-income securities as investments in fixed-income securities.

The Trust may make short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

During temporary defensive periods, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances.

The Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its Managed Assets in fixed-income securities may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change.

The percentage limitations applicable to the Trust’s portfolio apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Leverage: The Trust currently intends to use leverage to seek to achieve its investment objectives. The Trust currently anticipates that it will use leverage through reverse repurchase agreements, subject to the Trust’s investment restrictions, and/or dollar rolls and the Trust may also borrow funds from banks or other financial institutions and/or issue preferred shares. The Trust intends to use economic leverage, which includes leverage attributable to reverse repurchase agreements, dollar rolls, borrowings and any issuance of preferred shares, of up to 50% of its Managed Assets (100% of its net assets).

The Trust may enter into derivative securities transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

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Investment Objectives, Policies and Risks  (continued)

Concentration Risk: The Fund’s strategy of concentrating in mortgage related securities means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a mutual fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

REIT Investment Risk: Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Second Lien Loans Risk: Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

CLO Risk: In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO

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securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. Finally, CLOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

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•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Managers may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Managers’ credit analysis than would be the case when the Trust invests in rated securities.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act, or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Inverse Floater and Related Securities Risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Trust to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed-income securities underlying them will expose the Trust to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Short Sales Risk: Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements, dollar rolls and derivative instruments with leverage embedded in them. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	83

Investment Objectives, Policies and Risks  (continued)

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BIT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BIT declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	85

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2013)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 103 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2013)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 103 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Trustee (Since 2013)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	74 RICs consisting of 103 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 103 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2013)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	76 RICs consisting of 105 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	74 RICs consisting of 103 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	74 RICs consisting of 103 Portfolios	The Boeing Company since 2021.

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	74 RICs consisting of 103 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard 1958	Trustee (Since 2013)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 103 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Trustee (Since 2013)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 105 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	76 RICs consisting of 105 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	104 RICs consisting of 260 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2013)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	106 RICs consisting of 262 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)  Dr.  Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)  Mr.  Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2013)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2013)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

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Trustee and Officer Information  (continued)

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trust. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect trustee nominees for the Trust. There were no broker non-votes with regard to the Trust.

Shareholders elected the Class II Trustees as follows:

	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BIT	29,698,950	492,296	29,706,900	484,346	29,671,418	519,828	29,679,577	511,669

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.

The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

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Additional Information  (continued)

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

On December 17, 2019, the Trust filed a lawsuit against Aviron Capital, LLC (“Aviron”) and its principal officer relating to a loan on which Aviron defaulted. On December 19, 2019, the Trust obtained a court order removing Aviron’s principal officer and replacing him with a chief restructuring officer chosen by BIT. The lawsuit is currently pending and the outcome is uncertain.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

CAB	Capital Appreciation Bonds

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BIT-10/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$63,731	$65,688	$207	$0	$20,900	$14,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,032,000 and 1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$21,107	$14,900

       1 Includes fees for the Fund and the Fund’s subsidiary.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
Lorenzo A. Flores

J. Phillip Holloman
Catherine A. Lynch
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Scott MacLellan, Director at BlackRock, Samir Lakhani, Managing Director at BlackRock and Akiva Dickstein, Managing Director at BlackRock. Messrs. MacLellan, Lakhani and Dickstein are

the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. MacLellan has been a member of the Fund’s portfolio management team since 2018. Messrs. Lakhani and Dickstein have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Samir Lakhani	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.
Scott MacLellan	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

(a)(2) As of October 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Akiva Dickstein	23	26	260	0	0	5

	$30.45 Billion	$9.84 Billion	$101.4 Billion	$0	$0	$1.64 Billion

Samir Lakhani	5	11	6	0	1	0

	$3.39 Billion	$4.02 Billion	$3.30 Billion	$0	$338.5 Million	$0

Scott MacLellan	13	16	131	0	0	2

	$16.87 Billion	$4.22 Billion	$59.04 Billion	$0	$0	$752.7 Million

(iv)     Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Lakhani and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Lakhani and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Akiva Dickstein

A combination of market-based indices (e.g. Bloomberg US Aggregate Index, Bloomberg US Universal Index and Bloomberg

Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Samir Lakhani	A combination of market-based CMBS and ABS indices, certain customized indices and certain fund industry peer groups.
Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$100,001 - $500,000
Samir Lakhani	$100,001 - $500,000
Scott MacLellan	$50,001 - $100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies -- Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2022